UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of The
                      Securities Exchange Act of 1934

 August 06, 2007
 Date of Report (Date of earliest event reported):


 American Home Mortgage Assets Trust 2007-2
 (Exact name of issuing entity as specified in its charter)



 American Home Mortgage Corp.
 (Exact name of sponsor as specified in its charter)


 American Home Mortgage Assets LLC
 (Exact name of depositor as specified in its charter)


 New York                 333-136999-05                 54-2199130
 (State or other          (Commission                   54-2199131
 jurisdiction              File Number)                 54-6737505
 of incorporation)                                      54-6737506
                                                        54-6737507
                                                        (IRS Employer
                                                        Identification No.)





   Wells Fargo Bank, N.A.
   9062 Old Annapolis Road
   Columbia, MD                                                    21045
   (Address of principal executive offices)                        (Zip Code)

   (410) 884-2000
   (Registrant's telephone number, including area code)


   Not Applicable
   (Former name or former address, if changed since last report)


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


 [ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




 Section 1 - Registrant's Business and Operations

 Item 1.03 - Bankruptcy or Receivership.

On August 6, 2007 American Home Mortgage Acceptance, Inc., American
Home Mortgage Corp., American Home Mortgage Investment Corp., American Home Mortgage Servicing, Inc. and certain related entities filed petitions under Chapter 11 of the Bankruptcy Code, 11 U.S.C. section
101 et seq., in the United States Bankruptcy Court for the District of Delaware. These proceedings are being jointly administered under Case No. 07-11047 (CSS). Please see Exhibit 99.1, 99.2, 99.3 and 99.4 for the various petitions filed with the United States Bankruptcy Court for the District of Delaware.



Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

  Exhibits

           Exhibit Number       Description

           99.1                 United States Bankruptcy Court District
                                of Delaware Voluntary Chapter 11 Petition-
                                American Home Mortgage Acceptance, Inc.

           99.2                 United States Bankruptcy Court District
                                of Delaware Voluntary Chapter 11 Petition-
                                American Home Mortgage Corp.

           99.3                 United States Bankruptcy Court District
                                of Delaware Voluntary Chapter 11 Petition-
                                American Home Mortgage Investment Corp.

           99.4                 United States Bankruptcy Court District
                                of Delaware Voluntary Chapter 11 Petition-
                                American Home Mortgage Servicing, Inc.

 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



 American Home Mortgage Assets Trust 2007-2
 (Issuing Entity)


 By:    Wells Fargo Bank, N.A. as Master Servicer
 By:  /s/  Elisabeth A. Brewster as Vice President
 By:    Elisabeth A. Brewster as Vice President

 Date: August 9, 2007


Exhibits

           Exhibit Number       Description

           99.1                 United States Bankruptcy Court District
                                of Delaware Voluntary Chapter 11 Petition-
                                American Home Mortgage Acceptance, Inc.

           99.2                 United States Bankruptcy Court District
                                of Delaware Voluntary Chapter 11 Petition-
                                American Home Mortgage Corp.

           99.3                 United States Bankruptcy Court District
                                of Delaware Voluntary Chapter 11 Petition-
                                American Home Mortgage Investment Corp.

           99.4                 United States Bankruptcy Court District
                                of Delaware Voluntary Chapter 11 Petition-
                                American Home Mortgage Servicing, Inc.



EX-99.1

Official Form 1 (04/07)


United States Bankruptcy Court
DISTRICT OF DELAWARE

Voluntary Petition


Name of Debtor (if individual, enter Last, First, Middle):
American Home Mortgage Acceptance, Inc.

All Other Names used by the Debtor in the last 8 years
(include married, maiden, and trade names):
AHM Acceptance, Inc.

Last four digits of Soc. Sec./Complete EIN or other Tax I.D. No. (if more than one, state all):
20-0201979

Street Address of Debtor (No. and Street, City, and State):
538 Broadhollow Road
Melville, NY                                        ZIP CODE  11747

County of Residence or of the Principal Place of Business:
Suffolk County, NY

Mailing Address of Debtor (if different from street address):

                                                    ZIP CODE
          ------------------------------------------------------------

Name of Joint Debtor (Spouse) (Last, First, Middle):


All Other Names used by the Joint Debtor in the last 8 years
(include married, maiden, and trade names):


Last four digits of Soc. Sec./Complete EIN or other Tax I.D. No. (if more than one, state all):


Street Address of Joint Debtor (No. and Street, City, and State):

                                                    ZIP CODE

County of Residence or of the Principal Place of Business:


Mailing Address of Joint Debtor (if different from street address):

                                                    ZIP CODE

Location of Principal Assets of Business Debtor (if different from street address above):

                                                    ZIP CODE
--------------------------------------------------------------------------------

Type of Debtor
(Form of Organization)
(Check one box)

|_| Individual (includes Joint Debtors) See Exhibit D on page 2 of this form. |X| Corporation (includes LLC and LLP)
|_|  Partnership
|_| Other (If debtor is not one of the above entities, check this box and state type of entity below.)


Nature of Business
(Check one box.)

|_|  Health Care Business
|_|  Single Asset Real Estate as defined in 11 U.S.C. Section 101(51B)
|_|  Railroad
|_|  Stockbroker
|_|  Commodity Broker
|_|  Clearing Bank
|X|  Other


Tax-Exempt Entity
(Check box, if applicable.)

|_| Debtor is a tax-exempt organization under Title 26 of the United States Code (the Internal Revenue Code).


Chapter of Bankruptcy Code Under Which
the Petition is Filed (Check one box.)

| |  Chapter 7
|_|  Chapter 9
|X|  Chapter 11
|_|  Chapter 12
|_|  Chapter 13
|_| Chapter 15 Petition for Recognition of a Foreign Main Proceeding |_| Chapter 15 Petition for Recognition of a Foreign Nonmain Proceeding


Nature of Debts
(Check one box.)

|_| Debts are primarily consumer debts, defined in 11 U.S.C. Section 101(8) as "incurred by an individual primarily for a personal, family, or house-hold purpose."
|X|  Debts are primarily business debts.


--------------------------------------------------------------------------------


Filing Fee (Check one box.)

|X|  Full Filing Fee attached.
|_| Filing Fee to be paid in installments (applicable to individuals only). Must attach signed application for the court's consideration certifying that the debtor is unable to pay fee except in installments. Rule 1006(b). See Official Form 3A.
|_| Filing Fee waiver requested (applicable to chapter 7 individuals only). Must attach signed application for the court's consideration. See Official Form 3B.

--------------------------------------------------------------------------------

Chapter 11 Debtors

Check one box:

|_| Debtor is a small business debtor as defined in 11 U.S.C. Section 101(51D). |X| Debtor is not a small business debtor as defined in 11 U.S.C. Section
     101(51D).

Check if:

|_| Debtor's aggregate noncontingent liquidated debts (excluding debts owed to insiders or affiliates) are less than $2,190,000.

          ------------------------------------------------------------

Check all applicable boxes:

|_|  A plan is being filed with this petition.
|_| Acceptances of the plan were solicited prepetition from one or more classes of creditors, in accordance with 11 U.S.C. Section 1126(b).

--------------------------------------------------------------------------------

  Statistical/Administrative Information

|X| Debtor estimates that funds will be available for distribution to unsecured creditors.
| | Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.

--------------------------------------------------------------------------------

Estimated Number of Creditors*

1-    50-   100-  200-  1,000-   5,001-   10,001-  25,001  50,001-   OVER
49    99    199   999   5,000    10,000   25,000   50,000  100,000   100,000
|_|   |_|   |_|   |_|    |_|      |_|      | |       |_|     |_|       |X|


Estimated Assets*

|_|$0 to    |_|$10,000 to  |_|$100,000 to    |_|$1 million to  |X|More than $100
   $10,000     $100,000       $l million        $l00 million       million


Estimated Liabilities*

|_|$0 to    |_|$50,000 to  |_|$100,000 to    |_|$1 million to  |X|More than $100
   $50,000     $100,000       $l million        $l00 million       million


THIS SPACE IS FOR COURT USE ONLY


* The estimated number of creditors, assets and liabilities is on a consolidated basis.


(page)


Official Form 1 (04/07)

Form B1, Page 2


Voluntary Petition
(This page must be completed and filed in every case.)


Name of Debtor(s): American Home Mortgage Acceptance, Inc.

--------------------------------------------------------------------------------
All Prior Bankruptcy Cases Filed Within Last 8 Years (If more than two, attach additional sheet.)
--------------------------------------------------------------------------------

Location
Where Filed: Not Applicable


Case Number:


Date Filed:


Location
Where Filed:


Case Number:


Date Filed:


--------------------------------------------------------------------------------
Pending Bankruptcy Case Filed by any Spouse, Partner, or Affiliate of this Debtor (If more than one, attach additional sheet.)
--------------------------------------------------------------------------------

Name of Debtor: See Attached Schedule 1


Case Number:


Date Filed:


District:


Relationship:


Judge:


--------------------------------------------------------------------------------
Exhibit A

(To be completed if debtor is required to file periodic reports (e.g., forms 10K and 10Q) with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and is requesting relief under chapter 11.)

|_|  Exhibit A is attached and made a part of this petition.

--------------------------------------------------------------------------------
Exhibit B
(To be completed if debtor is an individual whose debts are primarily consumer debts.)

I, the attorney for the petitioner named in the foregoing petition, declare that I have informed the petitioner that [he or she] may proceed under chapter 7, 11, 12 or 13 of title 11, United States Code, and have explained the relief available under each such chapter. I further certify that I have delivered to the debtor the notice required by 11 U.S.C. Section 342(b).

X
Signature of Attorney for Debtor(s)                  Date

--------------------------------------------------------------------------------
Exhibit C

Does the debtor own or have possession of any property that poses or is alleged to pose a threat of imminent and identifiable harm to public health or safety?


|_|  Yes, and Exhibit C is attached and made a part of this petition.
|X|  No.

--------------------------------------------------------------------------------
Exhibit D

(To be completed by every individual debtor. If a joint petition is filed, each spouse must complete and attach a separate Exhibit D.)

|_| Exhibit D completed and signed by the debtor is attached and made a part of this petition.

If this is a joint petition:

|_| Exhibit D also completed and signed by the joint debtor is attached and made a part of this petition.

--------------------------------------------------------------------------------
Information Regarding the Debtor - Venue
(Check any applicable box.)

|_| Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

|x| There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.

|_| Debtor is a debtor in a foreign proceeding and has its principal place of business or principal assets in the United States in this District, or has no principal place of business or assets in the United States but is a defendant in an action or proceeding [in a federal or state court] in this District, or the interests of the parties will be served in regard to the relief sought in this District.


--------------------------------------------------------------------------------
Statement by a Debtor Who Resides as a Tenant of Residential Property
(Check all applicable boxes.)

|_| Landlord has a judgment against the debtor for possession of debtor's resident. (If box checked, complete the following.)



        (Name of landlord that obtained judgment)


        (Address of landlord)


|_| Debtor claims that under applicable nonbankruptcy law, there are circumstances under which the debtor would be permitted to cure the entire monetary default that gave rise to the judgment for possession, after the judgment for possession was entered, and

|_| Debtor has included with this petition the deposit with the court of any rent that would become due during the 30-day period after the filing of the petition.


(page)


Official Form 1 (04/07)

Form B1, Page 3


Voluntary Petition
(This page must be completed and filed in every case.)


Name of Debtor(s): American Home Mortgage Acceptance, Inc.

--------------------------------------------------------------------------------
Signatures
--------------------------------------------------------------------------------


Signature(s) of Debtor(s) (Individual/Joint)

I declare under penalty of perjury that the information provided in this petition is true and correct.

[If petitioner is an individual whose debts are primarily consumer debts and has chosen to file under chapter 7] I am aware that I may proceed under chapter 7, 11, 12 or 13 of title 11, United States Code, understand the relief available under each such chapter, and choose to proceed under chapter 7.
[If no attorney represents me and no bankruptcy petition preparer signs the petition] I have obtained and read the notice required by 11 U.S.C. Section 342(b).

I request relief in accordance with the chapter of title 11 United States Code, specified in this petition.


X
 Signature of Debtor

X
 Signature of Joint Debtor


 Telephone Number (If not represented by attorney)


 Date


--------------------------------------------------------------------------------
Signature of Attorney

X /s/ Pauline K. Morgan
  Signature of Attorney for Debtor(s)

  James L. Patton, Jr., Esq.
  Pauline K. Morgan, Esq.
  Young Conaway Stargatt & Taylor, LLP
  The Brandywine Building
  1000 West Street, 17th Floor
  Wilmington, Delaware 19801
  Telephone (302) 571-6600 and Facsimile (302) 571-1253

  8-6-07
  Date

--------------------------------------------------------------------------------
Signature of Debtor (Corporation/Partnership)

I declare under penalty of perjury that the information provided in this petition is true and correct, and that I have been authorized to file this petition on behalf of the debtor.

The debtor requests relief in accordance with the chapter of title 11 United States Code specified in this petition.


X /s/ Michael Strauss
  Signature of Authorized Individual

  Michael Strauss
  Printed Name of Authorized Individual

  Chief Executive Officer
  Title of Authorized Individual

  8/6/07
  Date

--------------------------------------------------------------------------------
Signature of a Foreign Representative

I declare under penalty of perjury that the information provided in this petition is true and correct, that I am the foreign representative of a debtor in a foreign proceeding, and that I am authorized to file this petition.

(Check only one box.)

     I request relief in accordance with chapter 15 of title 11, United States Code. Certified copies of the documents required by 11 U.S.C. Section 1515 are attached.


     Pursuant to 11 U.S.C. Section 1511, I request relief in accordance with the chapter of title 11 specified in this petition. A certified copy of the order granting recognition of the foreign main proceeding is attached.

X
  (Signature of Foreign Representative)


  (Printed Name of Foreign Representative)


  Date


--------------------------------------------------------------------------------
Signature of Non-Attorney Bankruptcy Petition Preparer

I declare under penalty of perjury that: (1) I am a bankruptcy petition preparer as defined in 11 U.S.C. Section 110; (2) I have prepared this document for compensation and have provided the debtor with a copy of this document and the notices and information required under 11 U.S.C. Subsection 110(b), 110(h), and 342(b); and, (3) if rules or guidelines have been promulgated pursuant to 11 U.S.C. Section 110(h) setting a maximum fee for services chargeable by bankruptcy petition preparers, I have given the debtor notice of the maximum amount before preparing any document for filing for a debtor or accepting any fee from the debtor, as required in that section. Official Form 19B is attached.



  Printed Name and title, if any, of Bankruptcy Petition Preparer


  Social Security Number (If the bankruptcy petition preparer is not an individual, state the Social Security number of the officer, principal, reasonable person, or partner of the bankruptcy petition preparer.) (Required by 11 USC Section 110.)


  Address


  X


  Date

  Signature of bankruptcy petition preparer or officer, principal, responsible person, or partner whose Social Security number is provided above.

  Names and Social Security numbers of all other individuals who prepared or assisted in preparing this document unless the bankruptcy petition preparer is not an individual.

  If more than one person prepared this document, attach additional sheets conforming to the appropriate form for each person.


A bankruptcy petition preparer's failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both 11 U.S.C. Section 110; 18 U.S.C. Section 156.


(page)


Schedule 1

Including the debtor in this chapter 11 case, the following affiliated debtors simultaneously have filed voluntary chapter 11 petitions in this Court. Contemporaneously with the filing of these petitions, such entities filed a motion requesting that their chapter 11 cases be consolidated for procedural purposes only and jointly administered.

American Home Mortgage Acceptance, Inc.
American Home Mortgage Corp.
American Home Mortgage Holdings, Inc.
American Home Mortgage Investment Corp.
American Home Mortgage Servicing, Inc.
American Home Mortgage Ventures LLC
Great Oak Abstract Corp.
Homegate Settlement Services, Inc.


(page)


IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

---------------------------------------- X
In re:                                   :   Chapter 11
                                         :
AMERICAN HOME MORTGAGE HOLDINGS, INC.,   :   Case No. 07-[    ] (   )
a Delaware corporation, et al.,           :
                                         :   Jointly Administered
        Debtors.                         :
---------------------------------------- X




CONSOLIDATED LIST OF CREDITORS HOLDING
40 LARGEST UNSECURED CLAIMS


American Home Mortgage Holdings, Inc. ("AHM Holdings"), a Delaware corporation, and certain of its direct and indirect affiliates and subsidiaries, the debtors and debtors in possession in the above cases (collectively, the "Debtors"),^1 filed a voluntary petition in this Court for relief under chapter 11 of the United States Bankruptcy Code, 11 U.S.C. Subsection 101, et seq. This list of creditors holding the 40 largest unsecured claims (the "Top 40 List") has been prepared on a consolidated basis, from the Debtors' books and records as of August 3, 2007. The Top 40 List was prepared in accordance with rule 1007(d) of the Federal Rules of Bankruptcy Procedure for filing in the Debtors' chapter 11 cases. The Top 40 List does not include: (1) persons who come within the definition of an "insider" set forth in 11 U.S.C. Section 101(31); or (2) secured creditors, unless the value of the collateral is such that the unsecured deficiency places the creditor among the holders of the 40 largest unsecured claims. The information presented in the Top 40 List shall not constitute an admission by, nor is it binding on, the Debtors. The information presented herein, including, without limitation (a) the failure of the Debtors to list any claim as contingent, unliquidated, disputed or subject to a setoff or (b) the listing of any claim as unsecured, does not constitute an admission by the Debtors that the secured lenders listed hold any deficiency claims, nor does it constitute a waiver of the Debtors' rights to contest the validity, priority, nature, characterization and/or amount of any claim.





1 The Debtors in these cases, along with the last four digits of each Debtor's federal tax identification number, are: AHM Holdings (6303); American Home Mortgage Investment Corp. ("AHM Investment"), a Maryland corporation (3914); American Home Mortgage Acceptance, Inc. ("AHM Acceptance"), a Maryland corporation (1979); American Home Mortgage Servicing, Inc. ("AHM Servicing"), a Maryland corporation (7267); American Home Mortgage Corp. ("AHM Corp."), a New York corporation (1558); American Home Mortgage Ventures LLC ("AHM Ventures"), a Delaware limited liability company (1407); Homegate Settlement Services, Inc. ("Homegate"), a New York corporation (7491); and Great Oak Abstract Corp. ("Great Oak"), a New York corporation (8580). The address for all of the Debtors is 538 Broadhollow Road, Melville, New York 11747, except for AHM Servicing, whose address is 4600 Regent Blvd., Suite 200, Irving, Texas 75063.


(page)



Rank      Name of creditor           Telephone number and                     Nature of          Indicate if          Amount of
                                   complete mailing address,                claim (trade           claim is           claim [if
                                    including zip code, of                   debt, bank          contingent,        secured also
                                      employee, agent, or                       loan,          unliquidated,       state value of
                                    department of creditor                   government          disputed or          security]
                                  familiar with claim who may              contract, etc.)       subject to
                                         be contacted                                              setoff^1

                                                                                                     U
                                                                                                     N
                                                                                                 C   L
                                                                                                 O   I    D
                                                                                                 N   Q    I
                                                                                                 T   U    S
                                                                                                 I   I    P
                                                                                                 N   D    U
                                                                                                 G   A    T
                                                                                                 E   T    E
                                                                                                 N   E    D
                                                                                                 T   D

 1        Deutsche Bank            31 West 52nd Street                     Loan                      X               Unliquidated
                                   3rd Floor NYC01-0304                    Repurchase
                                   New York, NY 10019                      Request
                                   Tel: (212) 250-7675
                                   Fax: (212) 797-0521

 2        Wilmington Trust         Rodney Square North,                    Convertible               X               Unliquidated
          Company, as              100 North Market Street,                Trust
          Debenture Trustee        Wilmington, Delaware 19890              Preferred -
                                   Telecopy: (302) 636-4140                AHM Capital
                                   Telephone: (302) 651-1000               Trust I
                                   Attention: Corporate Capital
                                   Markets - AHM Capital Trust I

 3        JPMorgan Chase           194 Wood Avenue South                   Loan                      X               Unliquidated
          Bank, NA                 Floor 3                                 Repurchase
                                   Iselin, NJ 08830                        Request
                                   Tel: (732) 452-8781
                                   Fax: (732) 352-7511

 4        Countrywide Capital      20 N. Acoma Blvd.                       Loan                      X               Unliquidated
                                   Lake Havasu City, AZ 86403              Repurchase
                                   Tel: (928) 505-1628                     Request
                                   Fax: (928) 505-4466

 5        Wilmington Trust         Rodney Square North, 1100               Trust Preferred           X               Unliquidated
          Company, as              North Market Street,                    - Baylis Trust
          Trustee                  Wilmington, Delaware 19890-             III
                                   0001
                                   Attn: Corporate Capital Markets

 6        Bank of America,         901 Main Street, 66th Fl.               Loan                      X               Unliquidated
          N.A.                     Dallas, TX 75202                        Repurchase
                                   Tel: (214) 209-9170                     Request
                                   Fax: (214) 209-0338

 7        JPMorgan Chase           600 Travis, 50th Floor                  Trust Preferred           X               Unliquidated
          Bank, National           Houston, Texas 77019                    - Baylis Trust I
          Association, as          Attn: Institutional Trust Services
          Trustee                  - Baylis Trust I

 8        JPMorgan Chase           600 Travis, 50th Floor,                 Trust Preferred           X               Unliquidated
          Bank, National           Houston, Texas 77019                    - Baylis Trust II
          Association, as          Attn: Institutional Trust Services
          Trustee                  - Baylis Trust II

 9        JPMorgan Chase           600 Travis, 50th Floor,                 Trust Preferred           X               Unliquidated
          Bank, National           Houston, Texas 77019                    - Baylis Trust
          Association, as          Attn: Institutional Trust Services      IV
          Trustee                  - Baylis Trust IV

10        JPMorgan Chase           600 Travis, 50th Floor, Houston,        Trust Preferred           X               Unliquidated
          Bank, National           Texas 77002, Attn: Baylis Trust         - Baylis Trust
          Association, as          V, Madassir Mohamed                     V
          Trustee                  tel: (713) 216-2826

11        Citigroup                390 Greenwich Street, 6th Fl.           Loan                      X               Unliquidated
                                   New York, NY 10013                      Repurchase
                                   Tel: 212-733-6353                       Request
                                   Fax: 212-723-8613

12        Countrywide Capital      20 N. Acoma Blvd.                       Loan                      X               Unliquidated
                                   Lake Havasu City, AZ 86403              Repurchase
                                   Tel: (928) 505-1628                     Request
                                   Fax: (928) 505-4466

13        Morgan Stanley           1585 Broadway                           Loan                      X               Unliquidated
                                   New York, NY 10036                      Repurchase
                                   Tel: (212) 761-4000                     Request
                                   Fax: (212) 507 4622

14        Wells Fargo Bank,        919 North Market Street                 Trust Preferred           X               Unliquidated
          N.A., as Trustee         Suite 700                               - Baylis Trust
                                   Wilmington, Delaware 19801              VIII
                                   Attn: Corporate Trust
                                   Department - Baylis Trust VIII

15        SunTrust Asset           Mail Code 3950                          Loan                      X               Unliquidated
          Funding, LLC             303 Peachtree Street, 23rd Floor        Repurchase
                                   Atlanta, Georgia 30308                  Request
                                   Attn: Tony D. Atkins
                                   Tel: (404) 813-5244
                                   Fax: (404) 813-5000
                                   with a copy to:
                                   SunTrust Banks, Inc.
                                   303 Peachtree Street, 36th Floor
                                   Atlanta, Georgia 30308
                                   Attn: Woodruff A. Polk
                                   Tel: (404) 813-7094
                                   Fax: (404) 581-1637

16        Impac Funding            1401 Dove Street, Suite 100,            Loan                      X               Unliquidated
          Corporation              Newport Beach, CA 92660,                Repurchase
                                   Attn: Client Administration             Request
                                   Tel: (800) 597-4101
                                   Fax: (949) 260-4504

17        Wilmington Trust         Rodney Square North                     Trust preferred           X               Unliquidated
          Company, as              1100 North Market Street                - Baylis Trust
          Trustee                  Wilmington, Delaware 19890-             VI
                                   0001
                                   Attn: Corporate Capital Markets

18        Bear, Stearns &          Government Operations                   Master                    X               Unliquidated
          Co. Inc.                 1 Metrotech Center North                Repurchase
                                   7th Floor                               Agreement
                                   Brooklyn, New York 11201-
                                   3859
                                   Attn: Sr. Managing Director
                                   Tel: (212) 272-1203

19        Bank of America,         Agency Management                       Warehouse                 X               Unliquidated
          N.A.                     Mail Code: CA5-701-05-19                Facility
                                   1455 Market Street, 5th Floor
                                   San Francisco, CA 94103
                                   Attention: Anthea Del Bianco
                                   Vice President
                                   Telephone No.: (415) 436-2776
                                   Facsimile No.: (415) 503-5101

                                   Bank of America, N.A.
                                   Portfolio Management
                                   Mail Code: TXl-492-66-01
                                   901 Main Street, 66th Floor
                                   Dallas, TX 75202-3714
                                   Attention: Elizabeth Kurilecz
                                   Senior Vice President
                                   Telephone No.: (214) 209-0975
                                   Facsimile No.: (214) 209-1027

20        Citigroup Global         390 Greenwich Street, 6th Floor         Loan                      X               Unliquidated
          Markets Realty           New York, New York 10013                Repurchase
          Corp                     Attn: Peter Steinmetz                   Request

21        Bank of America,         Sears Tower                             Swap                      X               Unliquidated
          N.A.                     233 South Wacker Drive, Suite           Counterparty
                                   2800                                    (Commercial
                                   Chicago, IL 60606                       Paper Facility)
                                   Attention: Swap Operations
                                   Facsimile No.: 312-453-2787
                                   Bank of America, N.A., 1133
                                   Avenue of the Americas,
                                   17th Floor
                                   New York, NY 10036
                                   Attn: Ronald Jost
                                   Tel: 646-216-5311
                                   Fax: 646-733-4090

22        Wilmington Trust         Rodney Square North, 1100               Trust preferred           X               Unliquidated
          Company, as              North Market Street,                    - Baylis Trust
          Trustee                  Wilmington, Delaware 19890-             VII
                                   0001, Attn: Corporate Capital
                                   Markets

23        Wells Fargo              420 Montgomery Street                   Loan                      X               Unliquidated
                                   San Francisco, CA 94104                 Repurchase
                                                                           Request

24        Countrywide              20 N. Acoma Blvd.                       Loan                      X               Unliquidated
          Capital                  Lake Havasu City, AZ 86403              Repurchase
                                   Tel: (928) 505-1628                     Request
                                   Fax: (928) 505-4466

25        Nomura Credit &          2 World Financial Center,               Loan                      X               Unliquidated
          Capital, Inc.            Building B, 21st Floor, New             Repurchase
                                   York, New York 10281,                   Request
                                   Attn: Dante LaRocca, Managing
                                   Director; with a copy to NCCI
                                   Legal, 18th Floor
                                   Fax: (212) 667-1024

26        Liquid Funding,          Canon's Court                           Master                    X               Unliquidated
          Ltd.                     22 Victoria Street                      Repurchase
                                   Hamilton HM 12 Bermuda                  Agreement
                                   Attn: Corporate Secretary
                                   With a copy in all cases to: Bear
                                   Stearns Bank plc, Investment
                                   Manager of Liquid Funding,
                                   Ltd.,
                                   Block 8, Harcourt Centre
                                   Charlotte Way
                                   Dublin 2, Ireland
                                   Attn: Jerome Schneider /
                                   Patrick Phelan
                                   Tel: (353-1) 402-6358,
                                   Fax: (353-1) 402-6308

27        EMC                      383 Madison Avenue                      Loan                      X               Unliquidated
                                   New York, NY                            Repurchase
                                   Tel: 212) 272-6458                      Request
                                   Fax: (212) 272-7382

28        Greenwich Capital        600 Steamboat Road                      Loan                      X               Unliquidated
          Financial                Greenwich, Connecticut 06830            Repurchase
          Products, Inc.           Attn: Mortgage Finance                  Request
                                   With copies to: Greenwich
                                   Capital Financial Products, Inc.
                                   600 Steamboat Road
                                   Greenwich, Connecticut 06830
                                   Attn: Legal and to: Greenwich
                                   Capital Financial Products, Inc.,
                                   600 Steamboat Road
                                   Tel: (203) 625-2700

29        Lehman Brothers          745 Seventh Avenue                      Master                    X               Unliquidated
          Inc. and Lehman          28th Floor                              Repurchase
          Commercial Paper         New York, New York 10019                Agreement
          Inc.                     Attn: Robert Guglielmo, Senior
                                   Vice President
                                   Transaction Management
                                   Tel: (212) 526-7121
                                   Fax: (212) 526-7672

30        HSBC Bank                452 Fifth Avenue, 10th Fl.              Loan                      X               Unliquidated
                                   New York, NY 10018                      Repurchase
                                   Tel: (212) 525-5040                     Request
                                   Fax: (646) 366-3826

31        UBS                      1251 Avenue of the Americas             Loan                      X               Unliquidated
                                   New York, NY 10019                      Repurchase
                                   Tel: (212) 713-3734                     Request
                                   Fax: (212) 882-3597

32        Lehman Brothers          c/o Lehman Brothers                     Derivative                X               Unliquidated
          Special Financing,       Transaction Management                  Transaction
          Inc                      745 Seventh Avenue, 28th Floor          (Swap)
                                   New York, NY 10019
                                   Attn: Documentation Manager
                                   Tel: 212-526-7187
                                   Fax: 212-526-7672

33        FNMA                     3900 Wisconsin Avenue, NW               Loan                      X               Unliquidated
                                   Washington, DC 20016-2892               Repurchase
                                   Tel: (202) 752-7000 Request             Request

34        Washington               3200 Southwest Freeway                  Loan                      X               Unliquidated
          Mutual Bank, FA          Houston, TX 77027                       Repurchase
                                   Tel: (713) 543-6141                     Request
                                   Fax: (713) 543-6727

35        Luminent Mtg             Suite 1350 101 California St.           Loan                      X               Unliquidated
          (Barclays)               San Francisco CA 94111                  Repurchase
                                   Tel: (415) 217-4500                     Request

37        IndyMac Bank,            3465 East Foothill Boulevard,           Loan                      X               Unliquidated
          F.S.B.                   Pasadena, California 91107              Repurchase
                                                                           Request

38        Morgan Stanley           Transaction Management Group            Derivative                X               Unliquidated
          Capital Services         1585 Broadway                           Transaction
          Inc.                     New York, NY 10036-8293                 (Swap)
                                   Attn: Chief Legal Officer
                                   Fax: (212) 507 4622

39        Credit Suisse First      Eleven Madison Avenue                   Loan                      X               Unliquidated
          Boston                   New York, NY 10010                      Repurchase
                                   Tel: (212) 325-2000                     Request
                                   Fax: (212) 325-6665

40        GMAC                     600 Galleria Parkway, 15th Fl           Loan                      X               Unliquidated
                                   Atlanta, GA 30339                       Repurchase
                                   Tel: (678) 324-2146                     Request
                                   Fax: (770) 859-0148


1 As noted above, the Debtors reserve their rights to dispute the claims on this schedule on any basis.




(page)


IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

---------------------------------------- X
In re:                                   :   Chapter 11
                                         :
AMERICAN HOME MORTGAGE HOLDINGS, INC.,   :   Case No. 07-[    ] (   )
a Delaware corporation, et al.           :
                                         :   Jointly Administered
        Debtors.                         :
---------------------------------------- X




DECLARATION CONCERNING THE DEBTORS' CONSOLIDATED LIST OF
CREDITORS HOLDING THE 40 LARGEST UNSECURED CLAIMS


I, Michael Strauss, Chief Executive Officer of American Home Mortgage Holdings, Inc., a Delaware corporation, and the entity named as the debtor in this case, declare under penalty of perjury under the laws of the United States of America that I have reviewed the foregoing Consolidated List of Creditors holding the 40 Largest Unsecured Claims submitted herewith and that the information contained therein is true and correct to the best of my information and belief:

Date: August 6, 2007

/s/ Michael Strauss
Michael Strauss
Chief Executive Officer


-3-


(page)


RESOLUTIONS OF BOARD OF DIRECTORS
OF AMERICAN HOME MORTGAGE ACCEPTANCE, INC.


The Board of Directors of American Home Mortgage Acceptance, Inc. (the "Company"), a Maryland corporation, hereby adopts the following resolutions, as the action of the Board of Directors of the Company.

WHEREAS, the Board of Directors has reviewed and considered the financial and operational condition of the Company and the Company's business on the date hereof, including the historical performance of the Company, the assets of the Company, the current and long-term liabilities of the Company, the market for the Company's products and services, and mortgage industry and credit market conditions;

WHEREAS, the Board of Directors has received, reviewed and considered the recommendations of the senior management of the Company and the Company's legal, financial and other advisors as to the relative risks and benefits of pursuing a bankruptcy proceeding under the provisions of Chapter 11 of Title 11 of the United States Code;

NOW, THEREFORE, BE IT RESOLVED that, in the judgment of the Board of Directors, it is desirable and in the best interests of the Company, its creditors, stockholders and other interested parties, that a voluntary petition be filed by the Company under the provisions of Chapter 11 of Title 11 of the United States Code;

RESOLVED FURTHER that the officers of the Company be, and they hereby are, authorized to execute and file on behalf of the Company all petitions, schedules, lists and other papers or documents, and to take any and all action which they deem necessary or proper to obtain such relief;

RESOLVED FURTHER that the officers of the Company be, and they hereby are, authorized and directed to employ the law firm of Young Conaway Stargatt & Taylor, LLP as general bankruptcy counsel to the Company to represent and assist the Company in carrying out its duties under Title 11 of the United States Code, and to take any and all actions to advance the Company's rights, including the preparation of pleadings and filings in the Chapter 11 proceeding, and in connection therewith, the officers of the Company are hereby authorized and directed to execute appropriate retention agreements, pay appropriate retainers prior to and immediately upon the filing of the Chapter 11 case, and to cause to be filed appropriate application for authority to retain the services of Young Conaway Stargatt & Taylor, LLP;

RESOLVED FURTHER that the officers of the Company be, and they hereby are, authorized and directed to enter into that certain management services agreement between Kroll Zolfo Cooper LLC and the Company, and pursuant thereto and hereto, Stephen F. Cooper and Kevin Nystrom, of Kroll Zolfo Cooper LLC, be and hereby are, authorized, empowered and directed to represent the Company, as its Chief Restructuring Officer and Director of Restructuring, respectively, in connection with any case commenced by it under the Bankruptcy Code;

RESOLVED FURTHER, that the officers of the Company be, and they hereby are, authorized and directed to employ Milestone Advisors, LLC, as investment banker, with regard to the Chapter 11 proceeding, and in connection therewith, the officers of the Company are hereby authorized and directed to execute appropriate retention agreements, pay appropriate


(page)


retainers prior to and immediately upon the filing of the Chapter 11 case, and to cause to be filed an appropriate application for authority to retain the services of Milestone Advisors, LLC;

RESOLVED FURTHER, that the officers of the Company be, and they hereby are, authorized and directed to employ Phoenix Capital, Inc., as investment banker, with regard to the Chapter 11 proceeding, and in connection therewith, the officers of the Company are hereby authorized and directed to execute appropriate retention agreements, pay appropriate retainers prior to and immediately upon the filing of the Chapter 11 case, and to cause to be filed an appropriate application for authority to retain the services of Phoenix Capital, Inc.;

RESOLVED FURTHER that the officers of the Company be, and they hereby are, authorized and directed to employ any other individual and/or firm as professionals or consultants or financial advisors to the Company as are deemed necessary to represent and assist the Company in carrying out its duties under Title 11 of the United States Code, and in connection therewith, the officers of the Company are hereby authorized and directed to execute appropriate retention agreements, pay appropriate retainers prior to and immediately upon the filing of the Chapter 11 case, and to cause to be filed an appropriate application for authority to retain the services of such firms;

RESOLVED FURTHER that the officers of the Company be, and they hereby are, authorized and empowered to obtain post-petition financing according to terms negotiated, or to be negotiated, by management of the Company, including under debtor-in-possession credit facilities or relating to the use of cash collateral; and to enter into any guarantees and to pledge and grant liens on its assets as may be contemplated by or required under the terms of such post-petition financing or cash collateral agreements; and in connection therewith, the officers of the Company are hereby authorized and directed to execute appropriate loan agreements, cash collateral agreements and related ancillary documents;

RESOLVED FURTHER that the officers of the Company be, and they hereby are, authorized and empowered for, in the name of, and on behalf of the Company, to take or cause to be taken any and all such other and further action, and to execute, acknowledge, deliver and file any and all such instruments as each, in his or her discretion, may deem necessary or advisable in order to carry out the purpose and intent of the foregoing resolutions; and

RESOLVED FURTHER that all of the acts and transactions relating to matters contemplated by the foregoing resolutions of management and members of the Board of Directors of the Company, in the name and on behalf of the Company, which acts would have been approved by the foregoing resolutions except that such acts were taken prior to the execution of these resolutions, are hereby in all respects confirmed, approved and ratified.


-2-


(page)


AMERICAN HOME MORTGAGE ACCEPTANCE, INC.
SECRETARIAL CERTIFICATE

The undersigned, Alan Horn, Secretary of American Home Mortgage Acceptance, Inc. (the "Company"), a Maryland corporation, hereby certifies as follows:

1. I am the duly qualified and elected Secretary of the Company and, as such, am familiar with the facts herein certified, and I am duly authorized to certify same on behalf of the Company.

2. Attached hereto is a true and complete copy of the Resolutions of the Board of Directors of the Company, duly adopted at a properly convened meeting of the Board of Directors on August 5, 2007, by unanimous vote of the directors, in accordance with the by-laws of the Company.

3. Such resolutions have not been amended, altered, annulled, rescinded or revoked and are in full force and effect as of the date hereof. There exist no other subsequent resolutions of the Board of Directors of the Company relating to the matters set forth in the resolutions attached hereto.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the 5th day of August, 2007.


/s/ Alan Horn
Alan Horn
Secretary



EX-99.2


Official Form 1 (04/07)


United States Bankruptcy Court
DISTRICT OF DELAWARE

Voluntary Petition


Name of Debtor (if individual, enter Last, First, Middle):
American Home Mortgage Corp.

All Other Names used by the Debtor in the last 8 years
(include married, maiden, and trade names):


Last four digits of Soc. Sec./Complete EIN or other Tax I.D. No. (if more than one, state all):
13-3461558

Street Address of Debtor (No. and Street, City, and State):
538 Broadhollow Road
Melville, NY                                        ZIP CODE  11747

County of Residence or of the Principal Place of Business:
Suffolk, NY

Mailing Address of Debtor (if different from street address):

                                                    ZIP CODE
          ------------------------------------------------------------

Name of Joint Debtor (Spouse) (Last, First, Middle):


All Other Names used by the Joint Debtor in the last 8 years
(include married, maiden, and trade names):


Last four digits of Soc. Sec./Complete EIN or other Tax I.D. No. (if more than one, state all):


Street Address of Joint Debtor (No. and Street, City, and State):

                                                    ZIP CODE

County of Residence or of the Principal Place of Business:


Mailing Address of Joint Debtor (if different from street address):

                                                    ZIP CODE

Location of Principal Assets of Business Debtor (if different from street address above):

                                                    ZIP CODE
--------------------------------------------------------------------------------

Type of Debtor
(Form of Organization)
(Check one box.)

|_| Individual (includes Joint Debtors) See Exhibit D on page 2 of this form. |X| Corporation (includes LLC and LLP)
|_|  Partnership
|_| Other (If debtor is not one of the above entities, check this box and state type of entity below.)


Nature of Business
(Check one box.)

|_|  Health Care Business
|_|  Single Asset Real Estate as defined in 11 U.S.C. Section 101(51B)
|_|  Railroad
|_|  Stockbroker
|_|  Commodity Broker
|_|  Clearing Bank
|X|  Other


Tax-Exempt Entity
(Check box, if applicable.)

|_| Debtor is a tax-exempt organization under Title 26 of the United States Code (the Internal Revenue Code).


Chapter of Bankruptcy Code Under Which
the Petition is Filed (Check one box.)

| |  Chapter 7
|_|  Chapter 9
|X|  Chapter 11
|_|  Chapter 12
|_|  Chapter 13
|_| Chapter 15 Petition for Recognition of a Foreign Main Proceeding |_| Chapter 15 Petition for Recognition of a Foreign Nonmain Proceeding


Nature of Debts
(Check one box.)

|_| Debts are primarily consumer debts, defined in 11 U.S.C. Section 101(8) as "incurred by an individual primarily for a personal, family, or house-hold purpose."
|X|  Debts are primarily business debts.


--------------------------------------------------------------------------------


Filing Fee (Check one box.)

|X|  Full Filing Fee attached.
|_| Filing Fee to be paid in installments (applicable to individuals only). Must attach signed application for the court's consideration certifying that the debtor is unable to pay fee except in installments. Rule 1006(b). See Official Form 3A.
|_| Filing Fee waiver requested (applicable to chapter 7 individuals only). Must attach signed application for the court's consideration. See Official Form 3B.

--------------------------------------------------------------------------------

Chapter 11 Debtors

Check one box:

|_| Debtor is a small business debtor as defined in 11 U.S.C. Section 101(51D) |X| Debtor is not a small business debtor as defined in 11 U.S.C. Section
     101(51D).

Check if:

|_| Debtor's aggregate noncontingent liquidated debts (excluding debts owed to insiders or affiliates) are less than $2,190,000.

          ------------------------------------------------------------

Check all applicable boxes:

|_|  A plan is being filed with this petition.
|_| Acceptances of the plan were solicited prepetition from one or more classes of creditors, in accordance with 11 U.S.C. Section 1126(b).

--------------------------------------------------------------------------------

  Statistical/Administrative Information

|X| Debtor estimates that funds will be available for distribution to unsecured creditors.
| | Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.

--------------------------------------------------------------------------------

Estimated Number of Creditors*

1-    50-   100-  200-  1,000-   5,001-   10,001-  25,001  50,001-   OVER
49    99    199   999   5,000    10,000   25,000   50,000  100,000   100,000
|_|   |_|   |_|   |_|    |_|      |_|      | |       |_|     |_|       |X|


Estimated Assets*

|_|$0 to    |_|$10,000 to  |_|$100,000 to    |_|$1 million to  |X|More than $100
   $10,000     $100,000       $l million        $l00 million       million


Estimated Liabilities*

|_|$0 to    |_|$50,000 to  |_|$100,000 to    |_|$1 million to  |X|More than $100
   $50,000     $100,000       $l million        $l00 million       million


THIS SPACE IS FOR COURT USE ONLY


* The estimated number of creditors, assets and liabilities is on a consolidated basis.


(page)


Official Form 1 (04/07)

Form B1, Page 2


Voluntary Petition
(This page must be completed and filed in every case.)


Name of Debtor(s): American Home Mortgage Corp.

--------------------------------------------------------------------------------
All Prior Bankruptcy Cases Filed Within Last 8 Years (If more than two, attach additional sheet.)
--------------------------------------------------------------------------------

Location
Where Filed: Not Applicable


Case Number:


Date Filed:


Location
Where Filed:


Case Number:


Date Filed:


--------------------------------------------------------------------------------
Pending Bankruptcy Case Filed by any Spouse, Partner, or Affiliate of this Debtor (If more than one, attach additional sheet.)
--------------------------------------------------------------------------------

Name of Debtor: See Attached Schedule 1


Case Number:


Date Filed:


District:


Relationship:


Judge:


--------------------------------------------------------------------------------
Exhibit A

(To be completed if debtor is required to file periodic reports (e.g., forms 10K and 10Q) with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and is requesting relief under chapter 11.)

|_|  Exhibit A is attached and made a part of this petition.

--------------------------------------------------------------------------------
Exhibit B
(To be completed if debtor is an individual whose debts are primarily consumer debts.)

I, the attorney for the petitioner named in the foregoing petition, declare that I have informed the petitioner that [he or she] may proceed under chapter 7, 11, 12 or 13 of title 11, United States Code, and have explained the relief available under each such chapter. I further certify that I have delivered to the debtor the notice required by 11 U.S.C. Section 342(b).

X
Signature of Attorney for Debtor(s)                  Date

--------------------------------------------------------------------------------
Exhibit C

Does the debtor own or have possession of any property that poses or is alleged to pose a threat of imminent and identifiable harm to public health or safety?


|_|  Yes, and Exhibit C is attached and made a part of this petition.
|X|  No.

--------------------------------------------------------------------------------
Exhibit D

(To be completed by every individual debtor. If a joint petition is filed, each spouse must complete and attach a separate Exhibit D.)

|_| Exhibit D completed and signed by the debtor is attached and made a part of this petition.

If this is a joint petition:

|_| Exhibit D also completed and signed by the joint debtor is attached and made a part of this petition.

--------------------------------------------------------------------------------
Information Regarding the Debtor - Venue
(Check any applicable box.)

|_| Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

|X| There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.

|_| Debtor is a debtor in a foreign proceeding and has its principal place of business or principal assets in the United States in this District, or has no principal place of business or assets in the United States but is a defendant in an action or proceeding [in a federal or state court] in this District, or the interests of the parties will be served in regard to the relief sought in this District.


--------------------------------------------------------------------------------
Statement by a Debtor Who Resides as a Tenant of Residential Property
(Check all applicable boxes.)

|_| Landlord has a judgment against the debtor for possession of debtor's residence. (If box checked, complete the following.)


        X
        (Name of landlord that obtained judgment)

        X
        (Address of landlord)


|_| Debtor claims that under applicable nonbankruptcy law, there are circumstances under which the debtor would be permitted to cure the entire monetary default that gave rise to the judgment for possession, after the judgment for possession was entered, and

|_| Debtor has included with this petition the deposit with the court of any rent that would become due during the 30-day period after the filing of the petition.


(page)


Official Form 1 (04/07)

Form B1, Page 3


Voluntary Petition
(This page must be completed and filed in every case.)


Name of Debtor(s): American Home Mortgage Corp.

--------------------------------------------------------------------------------
Signatures
--------------------------------------------------------------------------------


Signature(s) of Debtor(s) (Individual/Joint)

I declare under penalty of perjury that the information provided in this petition is true and correct.

[If petitioner is an individual whose debts are primarily consumer debts and has chosen to file under chapter 7] I am aware that I may proceed under chapter 7, 11, 12 or 13 of title 11, United States Code, understand the relief available under each such chapter, and choose to proceed under chapter 7.
[If no attorney represents me and no bankruptcy petition preparer signs the petition] I have obtained and read the notice required by 11 U.S.C. Section 342(b).

I request relief in accordance with the chapter of title 11 United States Code, specified in this petition.


X
 Signature of Debtor

X
 Signature of Joint Debtor


 Telephone Number (If not represented by attorney)


 Date


--------------------------------------------------------------------------------
Signature of Attorney

X /s/ Pauline K. Morgan
  Signature of Attorney for Debtor(s)

  James L. Patton, Jr., Esq.
  Pauline K. Morgan, Esq.
  Young Conaway Stargatt & Taylor, LLP
  The Brandywine Building
  1000 West Street, 17th Floor
  Wilmington, Delaware 19801
  Telephone (302) 571-6600 and Facsimile (302) 571-1253

  8-6-07
  Date

--------------------------------------------------------------------------------
Signature of Debtor (Corporation/Partnership)

I declare under penalty of perjury that the information provided in this petition is true and correct, and that I have been authorized to file this petition on behalf of the debtor.

The debtor requests relief in accordance with the chapter of title 11 United States Code specified in this petition.


X /s/ Michael Strauss
  Signature of Authorized Individual

  Michael Strauss
  Printed Name of Authorized Individual

  Chief Executive Officer
  Title of Authorized Individual

  8/6/07
  Date

--------------------------------------------------------------------------------
Signature of a Foreign Representative

I declare under penalty of perjury that the information provided in this petition is true and correct, that I am the foreign representative of a debtor in a foreign proceeding and that I am authorized to file this petition.

(Check only one box.)

     I request relief in accordance with chapter 15 of title 11, United States Code. Certified copies of the documents required by 11 U.S.C. Section 1515 are attached.


     Pursuant to 11 U.S.C. Section 1511, I request relief in accordance with the chapter of title 11 specified in this petition. A certified copy of the order granting recognition of the foreign main proceeding is attached.

X
  (Signature of Foreign Representative)


  (Printed Name of Foreign Representative)


  Date


--------------------------------------------------------------------------------
Signature of Non-Attorney Bankruptcy Petition Preparer

I declare under penalty of perjury that: (1) I am a bankruptcy petition preparer as defined in 11 U.S.C. Section 110; (2) I have prepared this document for compensation and have provided the debtor with a copy of this document and the notices and information required under 11 U.S.C. Subsection 110(b), 110(h), and 342(b); and, (3) if rules or guidelines have been promulgated pursuant to 11 U.S.C. Section 110(h) setting a maximum fee for services chargeable by bankruptcy petition preparers, I have given the debtor notice of the maximum amount before preparing any document for filing for a debtor or accepting any fee from the debtor, as required in that section. Official Form 19B is attached.



  Printed Name and title, if any, of Bankruptcy Petition Preparer


  Social Security Number (If the bankruptcy petition preparer is not an individual, state the Social Security number of the officer, principal, responsible person or partner of the bankruptcy petition preparer.) (Required by 11 U.S.C. Section 110.)


  Address


  X


  Date

Signature of bankruptcy petition preparer or officer, principal, responsible person, or partner whose Social Security number is provided above.

Names and Social Security numbers of all other individuals who prepared or assisted in preparing this document unless the bankruptcy petition preparer is not an individual.

If more than one person prepared this document, attach additional sheets conforming to the appropriate form for each person.


A bankruptcy petition preparer's failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both 11 U.S.C. Section 110; 18 U.S.C. Section 156.


(page)


SCHEDULE 1

Including the debtor in this chapter 11 case, the following affiliated debtors simultaneously have filed voluntary chapter 11 petitions in this Court. Contemporaneously with the filing of these petitions, such entities filed a motion requesting that their chapter 11 cases be consolidated for procedural purposes only and jointly administered.

American Home Mortgage Acceptance, Inc.
American Home Mortgage Corp.
American Home Mortgage Holdings, Inc.
American Home Mortgage Investment Corp.
American Home Mortgage Servicing, Inc.
American Home Mortgage Ventures LLC
Great Oak Abstract Corp.
Homegate Settlement Services, Inc.


(page)


IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

---------------------------------------- X
In re:                                   :   Chapter 11
                                         :
AMERICAN HOME MORTGAGE HOLDINGS, INC.,   :   Case No. 07-[    ] (   )
a Delaware corporation, et al.,          :
                                         :   Jointly Administered
        Debtors.                         :
---------------------------------------- X




CONSOLIDATED LIST OF CREDITORS HOLDING
40 LARGEST UNSECURED CLAIMS


American Home Mortgage Holdings, Inc. ("AHM Holdings"), a Delaware corporation, and certain of its direct and indirect affiliates and subsidiaries, the debtors and debtors in possession in the above cases (collectively, the "Debtors"),^1 filed a voluntary petition in this Court for relief under chapter 11 of the United States Bankruptcy Code, 11 U.S.C. Subsection 101, et seq. This list of creditors holding the 40 largest unsecured claims (the "Top 40 List") has been prepared on a consolidated basis, from the Debtors' books and records as of August 3, 2007. The Top 40 List was prepared in accordance with rule 1007(d) of the Federal Rules of Bankruptcy Procedure for filing in the Debtors' chapter 11 cases. The Top 40 List does not include: (1) persons who come within the definition of an "insider" set forth in 11 U.S.C. Section 101(31); or (2) secured creditors, unless the value of the collateral is such that the unsecured deficiency places the creditor among the holders of the 40 largest unsecured claims. The information presented in the Top 40 List shall not constitute an admission by, nor is it binding on, the Debtors. The information presented herein, including, without limitation (a) the failure of the Debtors to list any claim as contingent, unliquidated, disputed or subject to a setoff or (b) the listing of any claim as unsecured, does not constitute an admission by the Debtors that the secured lenders listed hold any deficiency claims, nor does it constitute a waiver of the Debtors' rights to contest the validity, priority, nature, characterization and/or amount of any claim.





1 The Debtors in these cases, along with the last four digits of each Debtor's federal tax identification number, are: AHM Holdings (6303); American Home Mortgage Investment Corp. ("AHM Investment"), a Maryland corporation (3914); American Home Mortgage Acceptance, Inc. ("AHM Acceptance"), a Maryland corporation (1979); American Home Mortgage Servicing, Inc. ("AHM Servicing"), a Maryland corporation (7267); American Home Mortgage Corp. ("AHM Corp."), a New York corporation (1558); American Home Mortgage Ventures LLC ("AHM Ventures"), a Delaware limited liability company (1407); Homegate Settlement Services, Inc. ("Homegate"), a New York corporation (7491); and Great Oak Abstract Corp. ("Great Oak"), a New York corporation (8580). The address for all of the Debtors is 538 Broadhollow Road, Melville, New York 11747, except for AHM Servicing, whose address is 4600 Regent Blvd., Suite 200, Irving, Texas 75063.


(page)



Rank      Name of creditor           Telephone number and                     Nature of          Indicate if          Amount of
                                   complete mailing address,                claim (trade           claim is           claim [if
                                    including zip code, of                   debt, bank          contingent,        secured also
                                      employee, agent, or                       loan,          unliquidated,       state value of
                                    department of creditor                   government          disputed or          security]
                                  familiar with claim who may              contract, etc.)       subject to
                                         be contacted                                              setoff^1

                                                                                                     U
                                                                                                     N
                                                                                                 C   L
                                                                                                 O   I    D
                                                                                                 N   Q    I
                                                                                                 T   U    S
                                                                                                 I   I    P
                                                                                                 N   D    U
                                                                                                 G   A    T
                                                                                                 E   T    E
                                                                                                 N   E    D
                                                                                                 T   D

 1        Deutsche Bank            31 West 52nd Street                     Loan                      X               Unliquidated
                                   3rd Floor NYC01-0304                    Repurchase
                                   New York, NY 10019                      Request
                                   Tel: (212) 250-7675
                                   Fax: (212) 797-0521

 2        Wilmington Trust         Rodney Square North,                    Convertible               X               Unliquidated
          Company, as              100 North Market Street,                Trust
          Debenture Trustee        Wilmington, Delaware 19890              Preferred -
                                   Telecopy: (302) 636-4140                AHM Capital
                                   Telephone: (302) 651-1000               Trust I
                                   Attention: Corporate Capital
                                   Markets - AHM Capital Trust I

 3        JPMorgan Chase           194 Wood Avenue South                   Loan                      X               Unliquidated
          Bank, NA                 Floor 3                                 Repurchase
                                   Iselin, NJ 08830                        Request
                                   Tel: (732) 452-8781
                                   Fax: (732) 352-7511

 4        Countrywide Capital      20 N. Acoma Blvd.                       Loan                      X               Unliquidated
                                   Lake Havasu City, AZ 86403              Repurchase
                                   Tel: (928) 505-1628                     Request
                                   Fax: (928) 505-4466

 5        Wilmington Trust         Rodney Square North, 1100               Trust                     X               Unliquidated
          Company, as              North Market Street,                    Preferred -
          Trustee                  Wilmington, Delaware 19890-             Baylis Trust
                                   0001                                    III
                                   Attn: Corporate Capital Markets

 6        Bank of America,         901 Main Street, 66th Fl.               Loan                      X               Unliquidated
          N.A.                     Dallas, TX 75202                        Repurchase
                                   Tel: (214) 209-9170                     Request
                                   Fax: (214) 209-0338

 7        JPMorgan Chase           600 Travis, 50th Floor                  Trust                     X               Unliquidated
          Bank, National           Houston, Texas 77019                    Preferred -
          Association, as          Attn: Institutional Trust Services      Baylis Trust I
          Trustee                  - Baylis Trust I

 8        JPMorgan Chase           600 Travis, 50th Floor,                 Trust                     X               Unliquidated
          Bank, National           Houston, Texas 77019                    Preferred -
          Association, as          Attn: Institutional Trust Services      Baylis Trust II
          Trustee                  - Baylis Trust II

 9        JPMorgan Chase           600 Travis, 50th Floor,                 Trust                     X               Unliquidated
          Bank, National           Houston, Texas 77019                    Preferred -
          Association, as          Attn: Institutional Trust Services      Baylis Trust
          Trustee                  - Baylis Trust IV                       IV

10        JPMorgan Chase           600 Travis, 50th Floor, Houston,        Trust                     X               Unliquidated
          Bank, National           Texas 77002, Attn: Baylis Trust         Preferred -
          Association, as          V, Madassir Mohamed                     Baylis Trust
          Trustee                  tel: (713) 216-2826                     V

11        Citigroup                390 Greenwich Street, 6th Fl.           Loan                      X               Unliquidated
                                   New York, NY 10013                      Repurchase
                                   Tel: 212-733-6353                       Request
                                   Fax: 212-723-8613

12        Countrywide Capital      20 N. Acoma Blvd.                       Loan                      X               Unliquidated
                                   Lake Havasu City, AZ 86403              Repurchase
                                   Tel: (928) 505-1628                     Request
                                   Fax: (928) 505-4466

13        Morgan Stanley           1585 Broadway                           Loan                      X               Unliquidated
                                   New York, NY 10036                      Repurchase
                                   Tel: (212) 761-4000                     Request
                                   Fax: (212) 507 4622

14        Wells Fargo Bank,        919 North Market Street                 Trust                     X               Unliquidated
          N.A., as Trustee         Suite 700                               Preferred -
                                   Wilmington, Delaware 19801              Baylis Trust
                                   Attn: Corporate Trust                   VIII
                                   Department - Baylis Trust VIII

15        SunTrust Asset           Mail Code 3950                          Loan                      X               Unliquidated
          Funding, LLC             303 Peachtree Street, 23rd Floor        Repurchase
                                   Atlanta, Georgia 30308                  Request
                                   Attn: Tony D. Atkins
                                   Tel: (404) 813-5244
                                   Fax: (404) 813-5000
                                   with a copy to:
                                   SunTrust Banks, Inc.
                                   303 Peachtree Street, 36th Floor
                                   Atlanta, Georgia 30308
                                   Attn: Woodruff A. Polk
                                   Tel: (404) 813-7094
                                   Fax: (404) 581-1637

16        Impac Funding            1401 Dove Street, Suite 100,            Loan                      X               Unliquidated
          Corporation              Newport Beach, CA 92660,                Repurchase
                                   Attn: Client Administration             Request
                                   Tel: (800) 597-4101
                                   Fax: (949) 260-4504

17        Wilmington Trust         Rodney Square North                     Trust preferred           X               Unliquidated
          Company, as              1100 North Market Street                - Baylis Trust
          Trustee                  Wilmington, Delaware  19890-            VI
                                   0001
                                   Attn: Corporate Capital Markets

18        Bear, Stearns &          Government Operations                   Master                    X               Unliquidated
          Co. Inc.                 1 Metrotech Center North                Repurchase
                                   7th Floor                               Agreement
                                   Brooklyn, New York 11201-
                                   3859
                                   Attn: Sr. Managing Director
                                   Tel: (212) 272-1203

19        Bank of America,         Agency Management                       Warehouse                 X               Unliquidated
          N.A.                     Mail Code: CA5-701-05-19                Facility
                                   1455 Market Street, 5th Floor
                                   San Francisco, CA 94103
                                   Attention: Anthea Del Bianco
                                   Vice President
                                   Telephone No.: (415) 436-2776
                                   Facsimile No.: (415) 503-5101

                                   Bank of America, N.A.
                                   Portfolio Management
                                   Mail Code: TX1-492-66-01
                                   901 Main Street, 66th Floor
                                   Dallas, TX 75202-3714
                                   Attention: Elizabeth Kurilecz
                                   Senior Vice President
                                   Telephone No.: (214) 209-0975
                                   Facsimile No.: (214) 209-1027

20        Citigroup Global         390 Greenwich Street, 6th Floor         Loan                      X               Unliquidated
          Markets Realty           New York, New York 10013                Repurchase
          Corp                     Attn: Peter Steinmetz                   Request

21        Bank of America,         Sears Tower                             Swap                      X               Unliquidated
          N.A.                     233 South Wacker Drive, Suite           Counterparty
                                   2800                                    (Commercial
                                   Chicago, IL 60606                       Paper Facility)
                                   Attention: Swap Operations
                                   Facsimile No.: 312-453-2787
                                   Bank of America, N.A., 1133
                                   Avenue of the Americas,
                                   17th Floor
                                   New York, NY 10036
                                   Attn: Ronald Jost
                                   Tel: 646-216-5311
                                   Fax: 646-733-4090

22        Wilmington Trust         Rodney Square North, 1100               Trust preferred           X               Unliquidated
          Company, as              North Market Street,                    - Baylis Trust
          Trustee                  Wilmington, Delaware 19890-             VII
                                   0001, Attn: Corporate Capital
                                   Markets

23        Wells Fargo              420 Montgomery Street                   Loan                      X               Unliquidated
                                   San Francisco, CA 94104                 Repurchase
                                                                           Request

24        Countrywide              20 N. Acoma Blvd.                       Loan                      X               Unliquidated
          Capital                  Lake Havasu City, AZ 86403              Repurchase
                                   Tel: (928) 505-1628                     Request
                                   Fax: (928) 505-4466

25        Nomura Credit &          2 World Financial Center,               Loan                      X               Unliquidated
          Capital, Inc.            Building B, 21st Floor, New             Repurchase
                                   York, New York 10281,                   Request
                                   Attn: Dante LaRocca, Managing
                                   Director; with a copy to NCCI
                                   Legal, 18th Floor
                                   Fax: (212) 667-1024

26        Liquid Funding,          Canon's Court                           Master                    X               Unliquidated
          Ltd.                     22 Victoria Street                      Repurchase
                                   Hamilton HM 12 Bermuda                  Agreement
                                   Attn: Corporate Secretary
                                   With a copy in all cases to: Bear
                                   Stearns Bank plc, Investment
                                   Manager of Liquid Funding,
                                   Ltd.,
                                   Block 8, Harcourt Centre
                                   Charlotte Way
                                   Dublin 2, Ireland
                                   Attn: Jerome Schneider /
                                   Patrick Phelan
                                   Tel: (353-1) 402-6358,
                                   Fax: (353-1) 402-6308

27        EMC                      383 Madison Avenue                      Loan                      X               Unliquidated
                                   New York, NY                            Repurchase
                                   Tel: 212) 272-6458                      Request
                                   Fax: (212) 272-7382

28        Greenwich Capital        600 Steamboat Road                      Loan                      X               Unliquidated
          Financial                Greenwich, Connecticut 06830            Repurchase
          Products, Inc.           Attn: Mortgage Finance                  Request
                                   With copies to: Greenwich
                                   Capital Financial Products, Inc.
                                   600 Steamboat Road
                                   Greenwich, Connecticut 06830
                                   Attn: Legal and to: Greenwich
                                   Capital Financial Products, Inc.,
                                   600 Steamboat Road
                                   Tel: (203) 625-2700

29        Lehman Brothers          745 Seventh Avenue                      Master                    X               Unliquidated
          Inc. and Lehman          28th Floor                              Repurchase
          Commercial Paper         New York, New York 10019                Agreement
          Inc.                     Attn: Robert Guglielmo, Senior
                                   Vice President
                                   Transaction Management
                                   Tel: (212) 526-7121
                                   Fax: (212) 526-7672

30        HSBC Bank                452 Fifth Avenue, 10th Fl.              Loan                      X               Unliquidated
                                   New York, NY 10018                      Repurchase
                                   Tel: (212) 525-5040                     Request
                                   Fax: (646) 366-3826

31        UBS                      1251 Avenue of the Americas             Loan                      X               Unliquidated
                                   New York, NY 10019                      Repurchase
                                   Tel: (212) 713-3734                     Request
                                   Fax: (212) 882-3597

32        Lehman Brothers          c/o Lehman Brothers                     Derivative                X               Unliquidated
          Special Financing,       Transaction Management                  Transaction
          Inc                      745 Seventh Avenue, 28th Floor          (Swap)
                                   New York, NY 10019
                                   Attn: Documentation Manager
                                   Tel: 212-526-7187
                                   Fax: 212-526-7672

33        FNMA                     3900 Wisconsin Avenue, NW               Loan                      X               Unliquidated
                                   Washington, DC 20016-2892               Repurchase
                                   Tel: (202) 752-7000                     Request

34        Washington               3200 Southwest Freeway                  Loan                      X               Unliquidated
          Mutual Bank, FA          Houston, TX 77027                       Repurchase
                                   Tel: (713) 543-6141                     Request
                                   Fax: (713) 543-6727

35        Luminent Mtg             Suite 1350 101 California St.           Loan                      X               Unliquidated
          (Barclays)               San Francisco CA 94111                  Repurchase
                                   Tel: (415) 217-4500                     Request

37        IndyMac Bank,            3465 East Foothill Boulevard,           Loan                      X               Unliquidated
          F.S.B.                   Pasadena, California 91107              Repurchase
                                                                           Request

38        Morgan Stanley           Transaction Management Group            Derivative                X               Unliquidated
          Capital Services         1585 Broadway                           Transaction
          Inc.                     New York, NY 10036-8293                 (Swap)
                                   Attn: Chief Legal Officer
                                   Fax: (212) 507 4622

39        Credit Suisse First      Eleven Madison Avenue                   Loan                      X               Unliquidated
          Boston                   New York, NY 10010                      Repurchase
                                   Tel: (212) 325-2000                     Request
                                   Fax: (212) 325-6665

40        GMAC                     600 Galleria Parkway, 15th Fl           Loan                      X               Unliquidated
                                   Atlanta, GA 30339                       Repurchase
                                   Tel: (678) 324-2146                     Request
                                   Fax: (770) 859-0148


1 As noted above, the Debtors reserve their rights to dispute the claims on this schedule on any basis.




(page)


IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

---------------------------------------- X
In re:                                   :   Chapter 11
                                         :
AMERICAN HOME MORTGAGE HOLDINGS, INC.,   :   Case No. 07-[    ] (   )
a Delaware corporation, et al.,          :
                                         :   Jointly Administered
        Debtors.                         :
---------------------------------------- X




DECLARATION CONCERNING THE DEBTORS' CONSOLIDATED LIST OF
CREDITORS HOLDING THE 40 LARGEST UNSECURED CLAIMS


I, Michael Strauss, Chief Executive Officer of American Home Mortgage Holdings, Inc., a Delaware corporation, and the entity named as the debtor in this case, declare under penalty of perjury under the laws of the United States of America that I have reviewed the foregoing Consolidated List of Creditors holding the 40 Largest Unsecured Claims submitted herewith and that the information contained therein is true and correct to the best of my information and belief.

Date: August 6, 2007

/s/ Michael Strauss
Michael Strauss
Chief Executive Officer


-3-


(page)


RESOLUTIONS OF BOARD OF DIRECTORS
OF AMERICAN HOME MORTGAGE CORP.


The Board of Directors of American Home Mortgage Corp. (the
"Company"), a New York corporation, hereby adopts the following resolutions, as the action of the Board of Directors of the Company.

WHEREAS, the Board of Directors has reviewed and considered the financial and operational condition of the Company and the Company's business on the date hereof, including the historical performance of the Company, the assets of the Company, the current and long-term liabilities of the Company, the market for the Company's products and services, and mortgage industry and credit market conditions;

WHEREAS, the Board of Directors has received, reviewed and considered the recommendations of the senior management of the Company and the Company's legal, financial and other advisors as to the relative risks and benefits of pursuing a bankruptcy proceeding under the provisions of Chapter 11 of Title 11 of the United States Code;

NOW, THEREFORE, BE IT RESOLVED that, in the judgment of the Board of Directors, it is desirable and in the best interests of the Company, its creditors, stockholders and other interested parties, that a voluntary petition be filed by the Company under the provisions of Chapter 11 of Title 11 of the United States Code;

RESOLVED FURTHER that the officers of the Company be, and they hereby are, authorized to execute and file on behalf of the Company all petitions, schedules, lists and other papers or documents, and to take any and all action which they deem necessary or proper to obtain such relief;

RESOLVED FURTHER that the officers of the Company be, and they hereby are, authorized and directed to employ the law firm of Young Conaway Stargatt & Taylor, LLP as general bankruptcy counsel to the Company to represent and assist the Company in carrying out its duties under Title 11 of the United States Code, and to take any and all actions to advance the Company's rights, including the preparation of pleadings and filings in the Chapter 11 proceeding, and in connection therewith, the officers of the Company are hereby authorized and directed to execute appropriate retention agreements, pay appropriate retainers prior to and immediately upon the filing of the Chapter 11 case, and to cause to be filed an appropriate application for authority to retain the services of Young Conaway Stargatt & Taylor, LLP;

RESOLVED FURTHER that the officers of the Company be, and they hereby are, authorized and directed to enter into that certain management services agreement between Kroll Zolfo Cooper LLC and the Company, and pursuant thereto and hereto, Stephen F. Cooper and Kevin Nystrom, of Kroll Zolfo Cooper LLC, be and hereby are, authorized, empowered and directed to represent the Company, as its Chief Restructuring Officer and Director of Restructuring, respectively, in connection with any case commenced by it under the Bankruptcy Code;

RESOLVED FURTHER, that the officers of the Company be, and they hereby are, authorized and directed to employ Milestone Advisors, LLC, as investment banker, with regard to the Chapter 11 proceeding, and in connection therewith, the officers of the Company are hereby authorized and directed to execute appropriate retention agreements, pay appropriate


(page)


retainers prior to and immediately upon the filing of the Chapter 11 case, and to cause to be filed an appropriate application for authority to retain the services of Milestone Advisors, LLC;

RESOLVED FURTHER, that the officers of the Company be, and they hereby are, authorized and directed to employ Phoenix Capital, Inc., as investment banker, with regard to the Chapter 11 proceeding, and in connection therewith, the officers of the Company are hereby authorized and directed to execute appropriate retention agreements, pay appropriate retainers prior to and immediately upon the filing of the Chapter 11 case, and to cause to be filed an appropriate application for authority to retain the services of Phoenix Capital, Inc.;

RESOLVED FURTHER that the officers of the Company be, and they hereby are, authorized and directed to employ any other individual and/or firm as professionals or consultants or financial advisors to the Company as are deemed necessary to represent and assist the Company in carrying out its duties under Title 11 of the United States Code, and in connection therewith, the officers of the Company are hereby authorized and directed to execute appropriate retention agreements, pay appropriate retainers prior to and immediately upon the filing of the Chapter 11 case, and to cause to be filed an appropriate application for authority to retain the services of such firms;

RESOLVED FURTHER that the officers of the Company be, and they hereby are, authorized and empowered to obtain post-petition financing according to terms negotiated, or to be negotiated, by management of the Company, including under debtor-in-possession credit facilities or relating to the use of cash collateral; and to enter into any guarantees and to pledge and grant liens on its assets as may be contemplated by or required under the terms of such post-petition financing or cash collateral agreements; and in connection therewith, the officers of the Company are hereby authorized and directed to execute appropriate loan agreements, cash collateral agreements and related ancillary documents;

RESOLVED FURTHER that the officers of the Company be, and they hereby are, authorized and empowered for, in the name of, and on behalf of the Company, to take or cause to be taken any and all such other and further action, and to execute, acknowledge, deliver and file any and all such instruments as each, in his or her discretion, may deem necessary or advisable in order to carry out the purpose and intent of the foregoing resolutions; and

RESOLVED FURTHER that all of the acts and transactions relating to matters contemplated by the foregoing resolutions of management and members of the Board of Directors of the Company, in the name and on behalf of the Company, which acts would have been approved by the foregoing resolutions except that such acts were taken prior to the execution of these resolutions, are hereby in all respects confirmed, approved and ratified.


-2-


(page)


AMERICAN HOME MORTGAGE CORP.
SECRETARIAL CERTIFICATE

The undersigned, Alan Horn, Secretary of American Home Mortgage Corp. (the "Company"), a New York corporation, hereby certifies as follows:

1. I am the duly qualified and elected Secretary of the Company and, as such, am familiar with the facts herein certified, and I am duly authorized to certify same on behalf of the Company.

2. Attached hereto is a true and complete copy of the Resolutions of the Board of Directors of the Company, duly adopted at a properly convened meeting of the Board of Directors on August 5th, 2007, by unanimous vote of the directors, in accordance with the by-laws of the Company.

3. Such resolutions have not been amended, altered, annulled, rescinded or revoked and are in full force and effect as of the date hereof. There exist no other subsequent resolutions of the Board of Directors of the Company relating to the matters set forth in the resolutions attached hereto.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the 5th day of August, 2007.


/s/ Alan Horn
Alan Horn
Secretary


EX-99.3

Official Form 1 (04/07)


United States Bankruptcy Court
District of Delaware

Voluntary Petition


Name of Debtor (if individual, enter Last, First, Middle):
American Home Mortgage Investment Corp.

All Other Names used by the Debtor in the last 8 years
(include married, maiden, and trade names):


Last four digits of Soc. Sec./Complete EIN or other Tax I.D. No. (if more than one, state all):
20-0103914

Street Address of Debtor (No. and Street, City, and State):
538 Broadhollow Road
Melville, NY                                        ZIP CODE  11747

County of Residence or of the Principal Place of Business:
Suffolk County, NY

Mailing Address of Debtor (if different from street address):

                                                    ZIP CODE
          ------------------------------------------------------------

Name of Joint Debtor (Spouse) (Last, First, Middle):


All Other Names used by the Joint Debtor in the last 8 years
(include married, maiden, and trade names):


Last four digits of Soc. Sec./Complete EIN or other Tax I.D. No. (if more than one, state all):


Street Address of Joint Debtor (No. and Street, City, and State):

                                                    ZIP CODE

County of Residence or of the Principal Place of Business:


Mailing Address of Joint Debtor (if different from street address):

                                                    ZIP CODE

Location of Principal Assets of Business Debtor (if different from street address above):

                                                    ZIP CODE
--------------------------------------------------------------------------------

Type of Debtor
(Form of Organization)
(Check one box.)

|_| Individual (includes Joint Debtors) See Exhibit D on page 2 of this form. |X| Corporation (includes LLC and LLP)
|_|  Partnership
|_| Other (If debtor is not one of the above entities, check this box and state type of entity below.)


Nature of Business
(Check one box.)

|_|  Health Care Business
|_|  Single Asset Real Estate as defined in 11 U.S.C. Section 101(51B)
|_|  Railroad
|_|  Stockbroker
|_|  Commodity Broker
|_|  Clearing Bank
|X|  Other


Tax-Exempt Entity
(Check box, if applicable.)

|_| Debtor is a tax-exempt organization under Title 26 of the United States Code (the Internal Revenue Code).


Chapter of Bankruptcy Code Under Which
the Petition is Filed (Check one box)

| |  Chapter 7
|_|  Chapter 9
|X|  Chapter 11
|_|  Chapter 12
|_|  Chapter 13
|_| Chapter 15 Petition for Recognition of a Foreign Main Proceeding |_| Chapter 15 Petition for Recognition of a Foreign Nonmain Proceeding


Nature of Debts
(Check one box.)

|_| Debts are primarily consumer debts, defined in 11 U.S.C. Section 101(8) as "incurred by an individual primarily for a personal, family, or house-hold purpose."
|X|  Debts are primarily business debts.


--------------------------------------------------------------------------------


Filing Fee (Check one box)

|X|  Full Filing Fee attached.
|_| Filing Fee to be paid in installments (applicable to individuals only). Must attach signed application for the court's consideration certifying that the debtor is unable to pay fee except in installments. Rule 1006(b). See Official Form 3A.
|_| Filing Fee waiver requested (applicable to chapter 7 individuals only). Must attach signed application for the court's consideration. See Official Form 3B.

--------------------------------------------------------------------------------

Chapter 11 Debtors

Check one box:

|_| Debtor is a small business debtor as defined in 11 U.S.C. Section 101(51D) |X| Debtor is not a small business debtor as defined in 11 U.S.C. Section
     101(51D).

Check if:

|_| Debtor's aggregate noncontingent liquidated debts (excluding debts owed to insiders or affiliates) are less than $2,190,000.

          ------------------------------------------------------------

Check all applicable boxes:

|_|  A plan is being filed with this petition.
|_| Acceptances of the plan were solicited prepetition from one or more classes of creditors, in accordance with 11 U.S.C. Section 1126(b).

--------------------------------------------------------------------------------

  Statistical/Administrative Information

|X| Debtor estimates that funds will be available for distribution to unsecured creditors.
| | Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.

--------------------------------------------------------------------------------

Estimated Number of Creditors*

1-    50-   100-  200-  1,000-   5,001-   10,001-  25,001  50,001-   OVER
49    99    199   999   5,000    10,000   25,000   50,000  100,000   100,000
|_|   |_|   |_|   |_|    |_|      |_|      | |       |_|     |_|       |X|


Estimated Assets*

|_|$0 to    |_|$10,000 to  |_|$100,000 to    |_|$1 million to  |X|More than $100
   $10,000     $100,000       $l million        $l00 million       million


Estimated Liabilities*

|_|$0 to    |_|$50,000 to  |_|$100,000 to    |_|$1 million to  |X|More than $100
   $50,000     $100,000       $l million        $l00 million       million


THIS SPACE IS FOR COURT USE ONLY


* The estimated number of creditors, assets and liabilities is on a consolidated basis.


(page)


Official Form 1 (04/07)

Form B1, Page 2


Voluntary Petition
(This page must be completed and filed in every case.)


Name of Debtor(s): American Home Mortgage Investment Corp.

--------------------------------------------------------------------------------
All Prior Bankruptcy Cases Filed Within Last 8 Years (If more than two, attach additional sheet.)
--------------------------------------------------------------------------------

Location
Where Filed: Not Applicable


Case Number:


Date Filed:


Location
Where Filed:


Case Number:


Date Filed:


--------------------------------------------------------------------------------
Pending Bankruptcy Case Filed by any Spouse, Partner, or Affiliate of this Debtor (If more than one, attach additional sheet.)
--------------------------------------------------------------------------------

Name of Debtor: See Attached Schedule 1


Case Number:


Date Filed:


District:


Relationship:


Judge:


--------------------------------------------------------------------------------
Exhibit A

(To be completed if debtor is required to file periodic reports (e.g., forms 10K and 10Q) with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and is requesting relief under chapter 11.)

|X|  Exhibit A is attached and made a part of this petition.

--------------------------------------------------------------------------------
Exhibit B
(To be completed if debtor is an individual whose debts are primarily consumer debts.)

I, the attorney for the petitioner named in the foregoing petition, declare that I have informed the petitioner that [he or she] may proceed under chapter 7, 11, 12 or 13 of title 11, United States Code, and have explained the relief available under each such chapter. I further certify that I have delivered to the debtor the notice required by 11 U.S.C. Section 342(b).

X
Signature of Attorney for Debtor(s)                  Date

--------------------------------------------------------------------------------
Exhibit C

Does the debtor own or have possession of any property that poses or is alleged to pose a threat of imminent and identifiable harm to public health or safety?


|_|  Yes, and Exhibit C is attached and made a part of this petition.
|X|  No.

--------------------------------------------------------------------------------
Exhibit D

(To be completed by every individual debtor. If a joint petition is filed, each spouse must complete and attach a separate Exhibit D.)

|_| Exhibit D completed and signed by the debtor is attached and made a part of this petition.

If this is a joint petition:

|_| Exhibit D also completed and signed by the joint debtor is attached and made a part of this petition.

--------------------------------------------------------------------------------
Information Regarding the Debtor - Venue
(Check any applicable box.)

|_| Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

|x| There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.

|_| Debtor is a debtor in a foreign proceeding and has its principal place of business or principal assets in the United States in this District, or has no principal place of business or assets in the United States but is a defendant in an action or proceeding [in a federal or state court] in this District, or the interests of the parties will be served in regard to the relief sought in this District.


--------------------------------------------------------------------------------
Statement by a Debtor Who Resides as a Tenant of Residential Property
(Check all applicable boxes.)

|_| Landlord has a judgment against the debtor for possession of debtor's resident. (If box checked, complete the following.)


        (Name of landlord that obtained judgment)

        (Address of landlord)


|_| Debtor claims that under applicable nonbankruptcy law, there are circumstances under which the debtor would be permitted to cure the entire monetary default that gave rise to the judgment for possession, after the judgment for possession was entered, and

|_| Debtor has included with this petition the deposit with the court of any rent that would become due during the 30-day period after the filing of the petition.


(page)


Official Form 1 (04/07)

Form B1, Page 3


Voluntary Petition
(This page must be completed and filed in every case.)


Name of Debtor(s): American Home Mortgage Investment Corp.

--------------------------------------------------------------------------------
Signatures
--------------------------------------------------------------------------------


Signature(s) of Debtor(s) (Individual/Joint)

I declare under penalty of perjury that the information provided in this petition is true and correct.

[If petitioner is an individual whose debts are primarily consumer debts and has chosen to file under chapter 7] I am aware that I may proceed under chapter 7, 11, 12 or 13 of title 11, United States Code, understand the relief available under each such chapter, and choose to proceed under chapter 7.
[If no attorney represents me and no bankruptcy petition preparer signs the petition] I have obtained and read the notice required by 11 U.S.C. Section 342(b).

I request relief in accordance with the chapter of title 11 United States Code, specified in this petition.


X
 Signature of Debtor

X
 Signature of Joint Debtor


 Telephone Number (If not represented by attorney)


 Date


--------------------------------------------------------------------------------
Signature of Attorney

X /s/ Pauline K. Morgan
  Signature of Attorney for Debtor(s)

  James L. Patton, Jr., Esq.
  Pauline K. Morgan, Esq.
  Young Conaway Stargatt & Taylor, LLP
  The Brandywine Building
  1000 West Street, 17th Floor
  Wilmington, Delaware 19801
  Telephone (302) 571-6600 and Facsimile (302) 571-1253

  8-6-07
  Date

--------------------------------------------------------------------------------
Signature of Debtor (Corporation/Partnership)

I declare under penalty of perjury that the information provided in this petition is true and correct, and that I have been authorized to file this petition on behalf of the debtor.

The debtor requests relief in accordance with the chapter of title 11 United States Code specified in this petition.


X /s/ Michael Strauss
  Signature of Authorized Individual

  Michael Strauss
  Printed Name of Authorized Individual

  Chief Executive Officer
  Title of Authorized Individual

  8/6/07
  Date

--------------------------------------------------------------------------------
Signature of a Foreign Representative

I declare under penalty of perjury that the information provided in this petition is true and correct, that I am the foreign representative of a debtor in a foreign proceeding and that I am authorized to file this petition.

(Check only one box.)

     I request relief in accordance with chapter 15 of title 11, United States Code. Certified copies of the documents required by 11 U.S.C. Section 1515 are attached.


     Pursuant to 11 U.S.C. Section 1511, I request relief in accordance with the chapter of title 11 specified in this petition. A certified copy of the order granting recognition of the foreign main proceeding is attached.

X
  (Signature of Foreign Representative)


  (Printed Name of Foreign Representative)


  Date


--------------------------------------------------------------------------------
Signature of Non-Attorney Bankruptcy Petition Preparer

I declare under penalty of perjury that: (1) I am a bankruptcy petition preparer as defined in 11 U.S.C. Section 110; (2) I have prepared this document for compensation and have provided the debtor with a copy of this document and the notices and information required under 11 U.S.C. Subsection 110(b), 110(h), and 342(b); and (3) if rules or guidelines have been promulgated pursuant to 11 U.S.C. Section 110(h) setting a maximum fee for services chargeable by bankruptcy petition preparers, I have given the debtor notice of the maximum amount before preparing any document for filing for a debtor or accepting any fee from the debtor as required in that section. Official Form 19B is attached.



  Printed Name and title, if any, of Bankruptcy Petition Preparer


  Social Security Number (If the bankruptcy petition preparer is not an individual, state the Social Security number of the officer, principal, reasonable person, or partner of the bankruptcy petition preparer.) (Required by 11 U.S.C Section 110.)


  Address


  X


  Date

  Signature of bankruptcy petition Preparer or officer, principal, responsible person, or partner whose Social Security number is provided above.

  Names and Social Security numbers of all other individuals who prepared or assisted in preparing this document unless the bankruptcy petition preparer is not an individual.

  If more than one person prepared this document, attach additional sheets conforming to the appropriate form for each person.


A bankruptcy petition preparer's failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both 11 U.S.C. Section 110; 18 U.S.C. Section 156.


(page)


SCHEDULE 1

Including the debtor in this chapter 11 case, the following affiliated debtors simultaneously have filed voluntary chapter 11 petitions in this Court. Contemporaneously with the filing of these petitions, such entities filed a motion requesting that their chapter 11 cases be consolidated for procedural purposes only and jointly administered.

American Home Mortgage Acceptance, Inc.
American Home Mortgage Corp.
American Home Mortgage Holdings, Inc.
American Home Mortgage Investment Corp.
American Home Mortgage Servicing, Inc.
American Home Mortgage Ventures LLC
Great Oak Abstract Corp.
Homegate Settlement Services, Inc.


(page)


UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

---------------------------------------- X
In re:                                   :   Chapter 11
                                         :
AMERICAN HOME MORTGAGE HOLDINGS, INC.,   :   Case No. 07-[    ] (   )
a Delaware corporation, et al.,          :
                                         :   Jointly Administered
        Debtors.                         :
---------------------------------------- X


EXHIBIT "A" TO VOLUNTARY PETITION^1


1. If any of the Debtor's securities are registered under Section 12 of the Securities and Exchange Act of 1934, the SEC file number is 001-31916.

2. The following financial data (which is consolidated among all the Debtors and certain non-debtor affiliates) is the latest available information on the Debtors' condition as of March 31,2007.^2

     a. Total assets (Book Value)                             $20,553,935,000

     b. Total debts (including debts listed in 2.c., below)   $19,330,191,000

     c. None of Debtors' debt obligations are held by more than 500 record holders.

     d. As of July 27,2007 the Debtor has 54,307,410 shares of common stock issued and outstanding.

     e. The Debtor and its direct and indirect, debtor and non-debtor subsidiaries (collectively, "AHM") are in the business of originating, servicing and investing in residential mortgage and securitized loans.
     AHM is one of the largest residential mortgage lenders in the United States, operating its loan origination business through hundreds of retail and wholesale loan production offices in 47 states and the District of Columbia. In addition, AHM's businesses include a title abstract business and a vendor management company. AHM also owns a bank and participates in mortgage lending joint ventures.




1 The following financial data shall not constitute an admission of liability by the Debtor. The Debtor reserves all rights to assert that any debt or claim listed herein as liquidated or fixed is in fact a disputed claim or debt. The Debtor also reserves all rights to challenge the priority, nature, amount or status of a claim or debt.

2 Excluding intercompany liabilities for the purposes of consolidated reporting herein.


(page)


3. The following persons directly or indirectly own, control, or hold, with power to vote, 5% or more of the voting securities of the Debtor:^3


American Home Mortgage Investment Corp.
5% Shareholders



Shareholder Name                                             Number of Shares

Michael Strauss                                              4,542,106
Chief Executive Officer
American Home Mortgage Investment Corp.
538 Broadhollow Road
Melville, NY 11747

Goldman Sachs Asset Management, L.P.                         3,599,996
32 Old Slip
New York, NY 10005

Munder Capital Management                                    3,434,538
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

NWQ Investment Management Company, LLC                       2,905,623
2049 Century Park East, 16th Floor
Los Angeles, CA 90067







3 The determination that there were no other persons known to the Debtor to beneficially own 5% or more of the Debtor's voting securities was based on a review of all statements filed with the U.S. Securities and Exchange Commission with respect to the Debtor pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended, since the beginning of the Debtor's fiscal year.


-2-


(page)


IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

---------------------------------------- X
In re:                                   :   Chapter 11
                                         :
AMERICAN HOME MORTGAGE HOLDINGS, INC.,   :   Case No. 07-[    ] (   )
a Delaware corporation, et al.           :
                                         :   Jointly Administered
        Debtors.                         :
---------------------------------------- X




CONSOLIDATED LIST OF CREDITORS HOLDING
40 LARGEST UNSECURED CLAIMS


American Home Mortgage Holdings, Inc. ("AHM Holdings"), a Delaware corporation, and certain of its direct and indirect affiliates and subsidiaries, the debtors and debtors in possession in the above cases (collectively, the "Debtors"),^4 filed a voluntary petition in this Court for relief under chapter 11 of the United States Bankruptcy Code, 11 U.S.C. Subsection 101, et seq. This list of creditors holding the 40 largest unsecured claims (the "Top 40 List") has been prepared on a consolidated basis, from the Debtors' books and records as of August 3, 2007. The Top 40 List was prepared in accordance with rule 1007(d) of the Federal Rules of Bankruptcy Procedure for filing in the Debtors' chapter 11 cases. The Top 40 List does not include: (1) persons who come within the definition of an "insider" set forth in 11 U.S.C. Section 101(31); or (2) secured creditors, unless the value of the collateral is such that the unsecured deficiency places the creditor among the holders of the 40 largest unsecured claims. The information presented in the Top 40 List shall not constitute an admission by, nor is it binding on, the Debtors. The information presented herein, including, without limitation (a) the failure of the Debtors to list any claim as contingent, unliquidated, disputed or subject to a set off or (b) the listing of any claim as unsecured, does not constitute an admission by the Debtors that the secured lenders listed hold any deficiency claims, nor does it constitute a waiver of the Debtors' rights to contest the validity, priority, nature, characterization and/or amount of any claim.





4 The Debtors in these cases, along with the last four digits of each Debtor's federal tax identification number, are: AHM Holdings (6303); American Home Mortgage Investment Corp. ("AHM Investment'), a Maryland corporation (3914); American Home Mortgage Acceptance, Inc. ("AHM Acceptance"), a Maryland corporation (1979); American Home Mortgage Servicing, Inc. ("AHM Servicing"), a Maryland corporation (7267); American Home Mortgage Corp. ("AHM Corp."), a New York corporation (1558); American Home Mortgage Ventures LLC ("AHM Ventures"), a Delaware limited liability company (1407); Homegate Settlement Services, Inc. ("Homegate"), a New York corporation (7491); and Great Oak Abstract Corp. ("Great Oak"), a New York corporation (8580). The address for all of the Debtors is 538 Broadhollow Road, Melville, New York 11747, except for AHM Servicing, whose address is 4600 Regent Blvd., Suite 200, Irving, Texas 75063.


(page)



Rank      Name of creditor           Telephone number and                     Nature of          Indicate if          Amount of
                                   complete mailing address,                claim (trade           claim is           claim [if
                                    including zip code, of                   debt, bank          contingent,        secured also
                                      employee, agent, or                       loan,          unliquidated,       state value of
                                    department of creditor                   government          disputed or          security]
                                  familiar with claim who may              contract, etc.)       subject to
                                         be contacted                                              setoff^1

                                                                                                     U
                                                                                                     N
                                                                                                 C   L
                                                                                                 O   I    D
                                                                                                 N   Q    I
                                                                                                 T   U    S
                                                                                                 I   I    P
                                                                                                 N   D    U
                                                                                                 G   A    T
                                                                                                 E   T    E
                                                                                                 N   E    D
                                                                                                 T   D

 1        Deutsche Bank            31 West 52nd Street                     Loan                      X               Unliquidated
                                   3rd Floor NYC01-0304                    Repurchase
                                   New York, NY 10019                      Request
                                   Tel: (212) 250-7675
                                   Fax: (212) 797-0521

 2        Wilmington Trust         Rodney Square North,                    Convertible               X               Unliquidated
          Company, as              100 North Market Street,                Trust
          Debenture Trustee        Wilmington, Delaware 19890              Preferred -
                                   Telecopy: (302) 636-4140                AHM Capital
                                   Telephone: (302) 651-1000               Trust I
                                   Attention: Corporate Capital
                                   Markets - AHM Capital Trust I

 3        JPMorgan Chase           194 Wood Avenue South                   Loan                      X               Unliquidated
          Bank, NA                 Floor 3                                 Repurchase
                                   Iselin, NJ 08830                        Request
                                   Tel: (732) 452-8781
                                   Fax: (732) 352-7511

 4        Countrywide Capital      20 N. Acoma Blvd.                       Loan                      X               Unliquidated
                                   Lake Havasu City, AZ 86403              Repurchase
                                   Tel: (928) 505-1628                     Request
                                   Fax: (928) 505-4466

 5        Wilmington Trust         Rodney Square North, 1100               Trust Preferred           X               Unliquidated
          Company, as              North Market Street,                    - Baylis Trust
          Trustee                  Wilmington, Delaware 19890-             III
                                   0001
                                   Attn: Corporate Capital Markets

 6        Bank of America,         901 Main Street, 66th Fl.               Loan                      X               Unliquidated
          N.A.                     Dallas, TX 75202                        Repurchase
                                   Tel: (214) 209-9170                     Request
                                   Fax: (214) 209-0338

 7        JPMorgan Chase           600 Travis, 50th Floor                  Trust Preferred           X               Unliquidated
          Bank, National           Houston, Texas 77019                    - Baylis Trust I
          Association, as          Attn: Institutional Trust Services
          Trustee                  - Baylis Trust I

 8        JPMorgan Chase           600 Travis, 50th Floor,                 Trust Preferred           X               Unliquidated
          Bank, National           Houston, Texas 77019                    - Baylis Trust II
          Association, as          Attn: Institutional Trust Services
          Trustee                  - Baylis Trust II

 9        JPMorgan Chase           600 Travis, 50th Floor,                 Trust Preferred           X               Unliquidated
          Bank, National           Houston, Texas 77019                    - Baylis Trust
          Association, as          Attn: Institutional Trust Services      IV
          Trustee                  - Baylis Trust IV

10        JPMorgan Chase           600 Travis, 50th Floor, Houston,        Trust Preferred           X               Unliquidated
          Bank, National           Texas 77002, Attn: Baylis Trust         - Baylis Trust
          Association, as          V, Madassir Mohamed                     V
          Trustee                  tel: (713) 216-2826

11        Citigroup                390 Greenwich Street, 6th Fl.           Loan                      X               Unliquidated
                                   New York, NY 10013                      Repurchase
                                   Tel: 212-733-6353                       Request
                                   Fax: 212-723-8613

12        Countrywide Capital      20 N. Acoma Blvd.                       Loan                      X               Unliquidated
                                   Lake Havasu City, AZ 86403              Repurchase
                                   Tel: (928) 505-1628                     Request
                                   Fax: (928) 505-4466

13        Morgan Stanley           1585 Broadway                           Loan                      X               Unliquidated
                                   New York, NY 10036                      Repurchase
                                   Tel: (212) 761-4000                     Request
                                   Fax: (212) 507 4622

14        Wells Fargo Bank,        919 North Market Street                 Trust Preferred           X               Unliquidated
          N.A., as Trustee         Suite 700                               - Baylis Trust
                                   Wilmington, Delaware 19801              VIII
                                   Attn: Corporate Trust
                                   Department - Baylis Trust VIII

15        SunTrust Asset           Mail Code 3950                          Loan                      X               Unliquidated
          Funding, LLC             303 Peachtree Street, 23rd Floor        Repurchase
                                   Atlanta, Georgia 30308                  Request
                                   Attn: Tony D. Atkins
                                   Tel: (404) 813-5244
                                   Fax: (404) 813-5000
                                   with a copy to:
                                   SunTrust Banks, Inc.
                                   303 Peachtree Street, 36th Floor
                                   Atlanta, Georgia 30308
                                   Attn: Woodruff A. Polk
                                   Tel: (404) 813-7094
                                   Fax: (404) 581-1637

16        Impac Funding            1401 Dove Street, Suite 100,            Loan                      X               Unliquidated
          Corporation              Newport Beach, CA 92660,                Repurchase
                                   Attn: Client Administration             Request
                                   Tel: (800) 597-4101
                                   Fax: (949) 260-4504

17        Wilmington Trust         Rodney Square North                     Trust preferred           X               Unliquidated
          Company, as              1100 North Market Street                - Baylis Trust
          Trustee                  Wilmington, Delaware  19890-            VI
                                   0001
                                   Attn: Corporate Capital Markets

18        Bear, Stearns &          Government Operations                   Master                    X               Unliquidated
          Co. Inc.                 1 Metrotech Center North                Repurchase
                                   7th Floor                               Agreement
                                   Brooklyn, New York 11201-
                                   3859
                                   Attn: Sr. Managing Director
                                   Tel: (212) 272-1203

19        Bank of America,         Agency Management                       Warehouse                 X               Unliquidated
          N.A.                     Mail Code: CA5-701-05-19                Facility
                                   1455 Market Street, 5th Floor
                                   San Francisco, CA 94103
                                   Attention: Anthea Del Bianco
                                   Vice President
                                   Telephone No.: (415) 436-2776
                                   Facsimile No.: (415) 503-5101

                                   Bank of America, N.A.
                                   Portfolio Management
                                   Mail Code: TXl-492-66-01
                                   901 Main Street, 66th Floor
                                   Dallas, TX 75202-3714
                                   Attention: Elizabeth Kurilecz
                                   Senior Vice President
                                   Telephone No.: (214) 209-0975
                                   Facsimile No.: (214) 209-1027

20        Citigroup Global         390 Greenwich Street, 6th Floor         Loan                      X               Unliquidated
          Markets Realty           New York, New York 10013                Repurchase
          Corp                     Attn: Peter Steinmetz                   Request

21        Bank of America,         Sears Tower                             Swap                      X               Unliquidated
          N.A.                     233 South Wacker Drive, Suite           Counterparty
                                   2800                                    (Commercial
                                   Chicago, IL 60606                       Paper Facility)
                                   Attention: Swap Operations
                                   Facsimile No.: 312-453-2787
                                   Bank of America, N.A., 1133
                                   Avenue of the Americas,
                                   17th Floor
                                   New York, NY 10036
                                   Attn: Ronald Jost
                                   Tel: 646-216-5311
                                   Fax: 646-733-4090

22        Wilmington Trust         Rodney Square North, 1100               Trust preferred           X               Unliquidated
          Company, as              North Market Street,                    - Baylis Trust
          Trustee                  Wilmington, Delaware 19890-             VII
                                   0001, Attn: Corporate Capital
                                   Markets

23        Wells Fargo              420 Montgomery Street                   Loan                      X               Unliquidated
                                   San Francisco, CA 94104                 Repurchase
                                                                           Request

24        Countrywide              20 N. Acoma Blvd.                       Loan                      X               Unliquidated
          Capital                  Lake Havasu City, AZ 86403              Repurchase
                                   Tel: (928) 505-1628                     Request
                                   Fax: (928) 505-4466

25        Nomura Credit &          2 World Financial Center,               Loan                      X               Unliquidated
          Capital, Inc.            Building B, 21st Floor, New             Repurchase
                                   York, New York 10281,                   Request
                                   Attn: Dante LaRocca, Managing
                                   Director; with a copy to NCCI
                                   Legal, 18th Floor
                                   Fax: (212) 667-1024

26        Liquid Funding,          Canon's Court                           Master                    X               Unliquidated
          Ltd.                     22 Victoria Street                      Repurchase
                                   Hamilton HM 12 Bermuda                  Agreement
                                   Attn: Corporate Secretary
                                   With a copy in all cases to: Bear
                                   Stearns Bank plc, Investment
                                   Manager of Liquid Funding,
                                   Ltd.,
                                   Block 8, Harcourt Centre
                                   Charlotte Way
                                   Dublin 2, Ireland
                                   Attn: Jerome Schneider /
                                   Patrick Phelan
                                   Tel: (353-1) 402-6358,
                                   Fax: (353-1) 402-6308

27        EMC                      383 Madison Avenue                      Loan                      X               Unliquidated
                                   New York, NY                            Repurchase
                                   Tel: 212) 272-6458                      Request
                                   Fax: (212) 272-7382

28        Greenwich Capital        600 Steamboat Road                      Loan                      X               Unliquidated
          Financial                Greenwich, Connecticut 06830            Repurchase
          Products, Inc.           Attn: Mortgage Finance                  Request
                                   With copies to: Greenwich
                                   Capital Financial Products, Inc.
                                   600 Steamboat Road
                                   Greenwich, Connecticut 06830
                                   Attn: Legal and to: Greenwich
                                   Capital Financial Products, Inc.,
                                   600 Steamboat Road
                                   Tel: (203) 625-2700

29        Lehman Brothers          745 Seventh Avenue                      Master                    X               Unliquidated
          Inc. and Lehman          28th Floor                              Repurchase
          Commercial Paper         New York, New York 10019                Agreement
          Inc.                     Attn: Robert Guglielmo, Senior
                                   Vice President
                                   Transaction Management
                                   Tel: (212) 526-7121
                                   Fax: (212) 526-7672

30        HSBC Bank                452 Fifth Avenue, 10th Fl.              Loan                      X               Unliquidated
                                   New York, NY 10018                      Repurchase
                                   Tel: (212) 525-5040                     Request
                                   Fax: (646) 366-3826

31        UBS                      1251 Avenue of the Americas             Loan                      X               Unliquidated
                                   New York, NY 10019                      Repurchase
                                   Tel: (212) 713-3734                     Request
                                   Fax: (212) 882-3597

32        Lehman Brothers          c/o Lehman Brothers                     Derivative                X               Unliquidated
          Special Financing,       Transaction Management                  Transaction
          Inc                      745 Seventh Avenue, 28th Floor         (Swap)
                                   New York, NY 10019
                                   Attn: Documentation Manager
                                   Tel: 212-526-7187
                                   Fax: 212-526-7672

33        FNMA                     3900 Wisconsin Avenue, NW               Loan                      X               Unliquidated
                                   Washington, DC 20016-2892               Repurchase
                                   Tel: (202) 752-7000 Request             Request

34        Washington               3200 Southwest Freeway                  Loan                      X               Unliquidated
          Mutual Bank, FA          Houston, TX 77027                       Repurchase
                                   Tel: (713) 543-6141                     Request
                                   Fax: (713) 543-6727

35        Luminent Mtg             Suite 1350 101 California St.           Loan                      X               Unliquidated
          (Barclays)               San Francisco CA 94111                  Repurchase
                                   Tel: (415) 217-4500                     Request

37        IndyMac Bank,            3465 East Foothill Boulevard,           Loan                      X               Unliquidated
          F.S.B.                   Pasadena, California 91107              Repurchase
                                                                           Request

38        Morgan Stanley           Transaction Management Group            Derivative                X               Unliquidated
          Capital Services         1585 Broadway                           Transaction
          Inc.                     New York, NY 10036-8293                 (Swap)
                                   Attn: Chief Legal Officer
                                   Fax: (212) 507 4622

39        Credit Suisse First      Eleven Madison Avenue                   Loan                      X               Unliquidated
          Boston                   New York, NY 10010                      Repurchase
                                   Tel: (212) 325-2000                     Request
                                   Fax: (212) 325-6665

40        GMAC                     600 Galleria Parkway, 15th Fl           Loan                      X               Unliquidated
                                   Atlanta, GA 30339                       Repurchase
                                   Tel: (678) 324-2146                     Request
                                   Fax: (770) 859-0148


1 As noted above, the Debtors reserve their rights to dispute the claims on this schedule on any basis.




(page)


IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

---------------------------------------- X
In re:                                   :   Chapter 11
                                         :
AMERICAN HOME MORTGAGE HOLDINGS, INC.,   :   Case No. 07-[    ] (   )
a Delaware corporation, et al.           :
                                         :   Jointly Administered
        Debtors.                         :
---------------------------------------- X




DECLARATION CONCERNING THE DEBTORS' CONSOLIDATED LIST OF
CREDITORS HOLDING THE 40 LARGEST UNSECURED CLAIMS


I, Michael Strauss, Chief Executive Officer of American Home Mortgage Holdings, Inc., a Delaware corporation, and the entity named as the debtor in this case, declare under penalty of perjury under the laws of the United States of America that I have reviewed the foregoing Consolidated List of Creditors holding the 40 Largest Unsecured Claims submitted herewith and that the information contained therein is true and correct to the best of my information and belief:

Date: August 6, 2007

/s/ Michael Strauss
Michael Strauss
Chief Executive Officer


-3-


(page)


RESOLUTIONS OF THE BOARD OF DIRECTORS
OF AMERICAN HOME MORTGAGE INVESTMENT CORP.


The Board of Directors of American Home Mortgage Investment Corp. (the "Company"), a Maryland corporation, hereby adopts the following resolutions, as the action of the Board of Directors of the Company:

WHEREAS, the Board of Directors has reviewed and considered the financial and operational condition of the Company and the Company's business on the date hereof, including the historical performance of the Company, the assets of the Company, the current and long-term liabilities of the Company, the market for the Company's products and services, and mortgage industry and credit market conditions;

WHEREAS, the Board of Directors has received, reviewed and considered the recommendations of the senior management of the Company and the Company's legal, financial and other advisors as to the relative risks and benefits of pursuing a bankruptcy proceeding under the provisions of Chapter 11 of Title 11 of the United States Code ("Chapter 11");

NOW, THEREFORE, BE IT RESOLVED that, in the judgment of the Board of Directors, it is desirable and in the best interests of the Company, its creditors, stockholders and other interested parties, that a voluntary petition be filed by the Company under the provisions of Chapter 11;

RESOLVED FURTHER that the officers of the Company be, and they hereby are, authorized to execute and file on behalf of the Company all petitions, schedules, lists and other papers or documents, and to take any and all action which they deem necessary or proper to obtain such relief;

RESOLVED FURTHER that the officers of the Company be, and they hereby are, authorized and directed to employ the law firm of Young Conaway Stargatt & Taylor, LLP as general bankruptcy counsel, to the Company to represent and assist the Company in carrying out its duties under Title 11 of the United States Code (the "Bankruptcy Code"), and to take any and all actions to advance the Company's rights, including the preparation of pleadings and filings in the Chapter 11 proceeding, and in connection therewith, the officers of the Company are hereby authorized and directed to execute appropriate retention agreements, pay appropriate retainers prior to and immediately upon the filing of the Chapter 11 case, and to cause to be filed appropriate applications for authority to retain the services of Young Conaway Stargatt & Taylor, LLP;

RESOLVED FURTHER that the officers of the Company be, and they hereby are, authorized and directed to enter into that certain management services agreement between Kroll Zolfo Cooper LLC and the Company, and pursuant thereto and hereto, Stephen F. Cooper and Kevin Nystrom, of Kroll Zolfo Cooper LLC, be and hereby are, authorized, empowered and directed to represent the Company, as its Chief Restructuring Officer and Director of Restructuring, respectively, in connection with any case commenced by it under the Bankruptcy Code;

RESOLVED FURTHER, that the officers of the Company be, and they hereby are, authorized and directed to employ Milestone Advisors, LLC, as investment banker, with


(page)


regard to the Chapter 11 proceeding, and in connection therewith, the officers of the Company are hereby authorized and directed to execute appropriate retention agreements, pay appropriate retainers prior to and immediately upon the filing of the Chapter 11 case, and to cause to be filed an appropriate application for authority to retain the services of Milestone Advisors, LLC;

RESOLVED FURTHER, that the officers of the Company be, and they hereby are, authorized and directed to employ Phoenix Capital, Inc., as investment banker, with regard to the Chapter 11 proceeding, and in connection therewith, the officers of the Company are hereby authorized and directed to execute appropriate retention agreements, pay appropriate retainers prior to and immediately upon the filing of the Chapter 11 case, and to cause to be filed an appropriate application for authority to retain the services of Phoenix Capital, Inc.;

RESOLVED FURTHER that the officers of the Company be, and they hereby are, authorized and directed to employ any other individual and/or firm as professionals or consultants or financial advisors to the Company as are deemed necessary to represent and assist the Company in carrying out its duties under the Bankruptcy Code, and in connection therewith, the officers of the Company are hereby authorized and directed to execute appropriate retention agreements, pay appropriate retainers prior to and immediately upon the filing of the Chapter 11 case, and to cause to be filed an appropriate application for authority to retain the services of such firms;

RESOLVED FURTHER that the officers of the Company be, and they hereby are, authorized and empowered to obtain post-petition financing according to terms negotiated, or to be negotiated, by management of the Company, including under debtor-in-possession credit facilities or relating to the use of cash collateral; and to enter into any guarantees and to pledge and grant liens on its assets as may be contemplated by or required under the terms of such post-petition financing or cash collateral agreements; and in connection therewith, the officers of the Company are hereby authorized and directed to execute appropriate loan agreements, cash collateral agreements and related ancillary documents;

RESOLVED FURTHER that the officers of the Company be, and they hereby are, authorized and empowered for, in the name of, and on behalf of the Company, to take or cause to be taken any and all such other and further action, and to execute, acknowledge, deliver and file any and all such instruments as each, in his or her discretion, may deem necessary or advisable in order to carry out the purpose and intent of the foregoing resolutions; and

RESOLVED FURTHER that all of the acts and transactions relating to matters contemplated by the foregoing resolutions of management and members of the Board of Directors of the Company, in the name and on behalf of the Company, which acts would have been approved by the foregoing resolutions except that such acts were taken prior to the execution of these resolutions, are hereby in all respects confirmed, approved and ratified.


-2-


(page)


AMERICAN HOME MORTGAGE INVESTMENT CORP.
SECRETARIAL CERTIFICATE

The undersigned, Alan Horn, Secretary of American Home Mortgage Investment Corp. (the "Company"), a Maryland corporation, hereby certifies as follows:

1. I am the duly qualified and elected Secretary of the Company and, as such, am familiar with the facts herein certified, and I am duly authorized to certify same on behalf of the Company.

2. Attached hereto is a true and complete copy of the Resolutions of the Board of Directors of the Company, duly adopted at a properly convened meeting of the Board of Directors on August 5th, 2007, by unanimous vote of the directors, in accordance with the by-laws of the Company.

3. Such resolutions have not been amended, altered, annulled, rescinded or revoked and are in full force and effect as of the date hereof. There exist no other subsequent resolutions of the Board of Directors of the Company relating to the matters set forth in the resolutions attached hereto.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the 5th day of August, 2007.


/s/ Alan Horn
Alan Horn
Secretary


EX-99.4

Official Form 1 (04/07)


United States Bankruptcy Court
DISTRICT OF DELAWARE

Voluntary Petition


Name of Debtor (if individual, enter Last, First, Middle):
American Home Mortgage Servicing, Inc.

All Other Names used by the Debtor in the last 8 years
(include married, maiden, and trade names):
See Attached Schedule 1

Last four digits of Soc. Sec./Complete EIN or other Tax I.D. No. (if more than one, state all):
52-0957267

Street Address of Debtor (No. and Street, City, and State):
4600 Regent Blvd., Ste. 200
Irving, TX                                          ZIP CODE  75063

County of Residence or of the Principal Place of Business:
Dallas County, TX

Mailing Address of Debtor (if different from street address):

                                                    ZIP CODE
          ------------------------------------------------------------

Name of Joint Debtor (Spouse) (Last, First, Middle):


All Other Names used by the Joint Debtor in the last 8 years
(include married, maiden, and trade names):


Last four digits of Soc. Sec./Complete EIN or other Tax I.D. No. (if more than one, state all):


Street Address of Joint Debtor (No. and Street, City, and State):

                                                    ZIP CODE

County of Residence or of the Principal Place of Business:


Mailing Address of Joint Debtor (if different from street address):

                                                    ZIP CODE

Location of Principal Assets of Business Debtor (if different from street address above):

                                                    ZIP CODE
--------------------------------------------------------------------------------

Type of Debtor
(Form of Organization)
(Check one box.)

|_| Individual (includes Joint Debtors) See Exhibit D on page 2 of this form. |X| Corporation (includes LLC and LLP)
|_|  Partnership
|_| Other (If debtor is not one of the above entities, check this box and state type of entity below)


Nature of Business
(Check one box.)

|_|  Health Care Business
|_|  Single Asset Real Estate as defined in 11 U.S.C. Section 101(51B)
|_|  Railroad
|_|  Stockbroker
|_|  Commodity Broker
|_|  Clearing Bank
|X|  Other


Tax-Exempt Entity
(Check box, if applicable.)

|_| Debtor is a tax-exempt organization under Title 26 of the United States Code (the Internal Revenue Code).


Chapter of Bankruptcy Code Under Which
the Petition is Filed (Check one box.)

| |  Chapter 7
|_|  Chapter 9
|X|  Chapter 11
|_|  Chapter 12
|_|  Chapter 13
|_| Chapter 15 Petition for Recognition of a Foreign Main Proceeding |_| Chapter 15 Petition for Recognition of a Foreign Nonmain Proceeding


Nature of Debts
(Check one box.)

|_| Debts are primarily consumer debts, defined in 11 U.S.C. Section 101(8) as "incurred by an individual primarily for a personal, family, or house-hold purpose."
| |  Debts are primarily business debts.


--------------------------------------------------------------------------------


Filing Fee (Check one box.)

|X|  Full Filing Fee attached.
|_| Filing Fee to be paid in installments (applicable to individuals only). Must attach signed application for the court's consideration certifying that the debtor is unable to pay fee except in installments. Rule 1006(b). See Official Form 3A.
|_| Filing Fee waiver requested (applicable to chapter 7 individuals only). Must attach signed application for the court's consideration. See Official Form 3B.

--------------------------------------------------------------------------------

Chapter 11 Debtors

Check one box:

|_| Debtor is a small business debtor as defined in 11 U.S.C. Section 101(51D). |X| Debtor is not a small business debtor as defined in 11 U.S.C. Section
     101(51D).

Check if:

|_| Debtor's aggregate noncontingent liquidated debts (excluding debts owed to insiders or affiliates) are less than $2,190,000.

          ------------------------------------------------------------

Check all applicable boxes:

|_|  A plan is being filed with this petition.
|_| Acceptances of the plan were solicited prepetition from one or more classes of creditors, in accordance with 11 U.S.C. section 1126(b).

--------------------------------------------------------------------------------

  Statistical/Administrative Information

|X| Debtor estimates that funds will be available for distribution to unsecured creditors.
| | Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.

--------------------------------------------------------------------------------

Estimated Number of Creditors*

1-    50-   100-  200-  1,000-   5,001-   10,001-  25,001  50,001-   OVER
49    99    199   999   5,000    10,000   25,000   50,000  100,000   100,000
|_|   |_|   |_|   |_|    |_|      |_|      | |       |_|     |_|       |X|


Estimated Assets*

|_|$0 to    |_|$10,000 to  |_|$100,000 to    |_|$1 million to  |X|More than $100
   $10,000     $100,000       $l million        $l00 million       million


Estimated Liabilities*

|_|$0 to    |_|$50,000 to  |_|$100,000 to    |_|$1 million to  |X|More than $100
   $50,000     $100,000       $l million        $l00 million       million


THIS SPACE IS FOR COURT USE ONLY


* The estimated number of creditors, assets and liabilities is on a consolidated basis.


(page)


Official Form 1 (04/07)

Form B1, Page 2


Voluntary Petition
(This page must be completed and filed in every case.)


Name of Debtor(s): American Home Mortgage Servicing, Inc.

--------------------------------------------------------------------------------
All Prior Bankruptcy Cases Filed Within Last 8 Years (If more than two, attach additional sheet.)
--------------------------------------------------------------------------------

Location
Where Filed: Not Applicable


Case Number:


Date Filed:


Location
Where Filed:


Case Number:


Date Filed:


--------------------------------------------------------------------------------
Pending Bankruptcy Case Filed by any Spouse, Partner, or Affiliate of this Debtor (If more than one, attach additional sheet.)
--------------------------------------------------------------------------------

Name of Debtor: See Attached Schedule 2


Case Number:


Date Filed:


District:


Relationship:


Judge:


--------------------------------------------------------------------------------
Exhibit A

(To be completed if debtor is required to file periodic reports (e.g., forms 10K and 10Q) with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and is requesting relief under chapter 11.)

| |  Exhibit A is attached and made a part of this petition.

--------------------------------------------------------------------------------
Exhibit B
(To be completed if debtor is an individual whose debts are primarily consumer debts.)

I, the attorney for the petitioner named in the foregoing petition, declare that I have informed the petitioner that [he or she] may proceed under chapter 7, 11, 12 or 13 of title 11, United States Code, and have explained the relief available under each such chapter. I further certify that I have delivered to the debtor the notice required by 11 U.S.C. Section 342(b).

X
Signature of Attorney for Debtor(s)                  Date

--------------------------------------------------------------------------------
Exhibit C

Does the debtor own or have possession of any property that poses or is alleged to pose a threat of imminent and identifiable harm to public health or safety?


|_|  Yes, and Exhibit C is attached and made a part of this petition.
|X|  No.

--------------------------------------------------------------------------------
Exhibit D

(To be completed by every individual debtor. If a joint petition is filed, each spouse must complete and attach a separate Exhibit D.)

|_| Exhibit D completed and signed by the debtor is attached and made a part of this petition.

If this is a joint petition:

|_| Exhibit D also completed and signed by the joint debtor is attached and made a part of this petition.

--------------------------------------------------------------------------------
Information Regarding the Debtor - Venue
(Check any applicable box.)

|_| Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

|x| There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.

|_| Debtor is a debtor in a foreign proceeding and has its principal place of business or principal assets in the United States in this District, or has no principal place of business or assets in the United States but is a defendant in an action or proceeding [in a federal or state court] in this District, or the interests of the parties will be served in regard to the relief sought in this District.


--------------------------------------------------------------------------------
Statement by a Debtor Who Resides as a Tenant of Residential Property
(Check all applicable boxes.)

|_| Landlord has a judgment against the debtor for possession of debtor's resident. (If box checked, complete the following.)



        (Name of landlord that obtained judgment)


        (Address of landlord)


|_| Debtor claims that under applicable nonbankruptcy law, there are circumstances under which the debtor would be permitted to cure the entire monetary default that gave rise to the judgment for possession, after the judgment for possession was entered, and

|_| Debtor has included with this petition the deposit with the court of any rent that would become due during the 30-day period after the filing of the petition.


(page)


Official Form 1 (04/07)

Form B1, Page 3


Voluntary Petition
(This page must be completed and filed in every case.)


Name of Debtor(s): American Home Mortgage Servicing, Inc.

--------------------------------------------------------------------------------
Signatures
--------------------------------------------------------------------------------


Signature(s) of Debtor(s) (Individual/Joint)

I declare under penalty of perjury that the information provided in this petition is true and correct.

[If petitioner is an individual whose debts are primarily consumer debts and has chosen to file under chapter 7] I am aware that I may proceed under chapter 7, 11, 12 or 13 of title 11, United States Code, understand the relief available under each such chapter, and choose to proceed under chapter 7.
[If no attorney represents me and no bankruptcy petition preparer signs the petition] I have obtained and read the notice required by 11 U.S.C. Section 342(b).

I request relief in accordance with the chapter of title 11 United States Code, specified in this petition.


X
 Signature of Debtor

X
 Signature of Joint Debtor


 Telephone Number (if not represented by attorney)


 Date


--------------------------------------------------------------------------------
Signature of Attorney

X /s/ Pauline K. Morgan
  Signature of Attorney for Debtor(s)

  James L. Patton, Jr., Esq.
  Pauline K. Morgan, Esq.
  Young Conaway Stargatt & Taylor, LLP
  The Brandywine Building
  1000 West Street, 17th Floor
  Wilmington, Delaware 19801
  Telephone (302) 571-6600 and Facsimile (302) 571-1253

  8-6-07
  Date

--------------------------------------------------------------------------------
Signature of Debtor (Corporation/Partnership)

I declare under penalty of perjury that the information provided in this petition is true and correct, and that I have been authorized to file this petition on behalf of the debtor.

The debtor requests relief in accordance with the chapter of title 11, United States Code, specified in this petition.


X /s/ Michael Strauss
  Signature of Authorized Individual

  Michael Strauss
  Printed Name of Authorized Individual

  Chief Executive Officer
  Title of Authorized Individual

  8/6/07
  Date

--------------------------------------------------------------------------------
Signature of a Foreign Representative

I declare under penalty of perjury that the information provided in this petition is true and correct, that I am the foreign representative of a debtor in a foreign proceeding, and that I am authorized to file this petition.

(Check only one box.)

     I request relief in accordance with chapter 15 of title 11, United States Code. Certified copies of the documents required by 11 U.S.C. Section 1515 are attached.


     Pursuant to 11 U.S.C. Section 1511, I request relief in accordance with the chapter of title 11 specified in this petition. A certified copy of the order granting recognition of the foreign main proceeding is attached.

X
  (Signature of Foreign Representative)


  (Printed Name of Foreign Representative)


  Date


--------------------------------------------------------------------------------
Signature of Non-Attorney Bankruptcy Petition Preparer

I declare under penalty of perjury that: (1) I am a bankruptcy petition preparer as defined in 11 U.S.C. Section 110; (2) I have prepared this document for compensation and have provided the debtor with a copy of this document and the notices and information required under 11 U.S.C. Subsection 110(b), 110(h), and 342(b); and (3) if rules or guidelines have been promulgated pursuant to 11 U.S.C. Section 110(h) setting a maximum fee for services chargeable by bankruptcy petition preparers, I have given the debtor notice of the maximum amount before preparing any document for filing for a debtor or accepting any fee from the debtor, as required in that section. Official Form 19B is attached.



  Printed Name and title, if any, of Bankruptcy Petition Preparer


  Social Security Number (If the bankruptcy petition preparer is not an individual, state the Social Security number of the officer, principal, reasonable person, or partner of the bankruptcy petition preparer.) (Required by 11 U.S.C. Section 110.)


  Address


  X


  Date

  Signature of bankruptcy petition preparer or officer, principal, responsible person, or partner whose Social Security number is provided above.

  Names and Social Security numbers of all other individuals who prepared or assisted in preparing this document unless the bankruptcy petition preparer is not an individual.

  If more than one person prepared this document, attach additional sheets conforming to the appropriate form for each person.


A bankruptcy petition preparer's failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both 11 U.S.C. Section 110; 18 U.S.C. Section 156.


(page)


SCHEDULE 1

The Debtor has used the following other names during the previous 8 years, which includes names under which the Debtor has qualified as a foreign corporation as well as the trade names it has registered with various states:


American Home Mtg Servicing
American Home Mortgage Servicing
AHM Servicing, Inc.
Columbia National, Inc.
Columbia National Incorporated
CNI National Mortgage Co.
Columbia National Mortgage
CNI National


(page)

SCHEDULE 2

Including the debtor in this chapter 11 case, the following affiliated debtors simultaneously have filed voluntary chapter 11 petitions in this Court. Contemporaneously with the filing of these petitions, such entities filed a motion requesting that their chapter 11 cases be consolidated for procedural purposes only and jointly administered.

American Home Mortgage Acceptance, Inc.
American Home Mortgage Corp.
American Home Mortgage Holdings, Inc.
American Home Mortgage Investment Corp.
American Home Mortgage Servicing, Inc.
American Home Mortgage Ventures LLC
Great Oak Abstract Corp.
Homegate Settlement Services, Inc.


(page)


IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

---------------------------------------- X
In re:                                   :   Chapter 11
                                         :
AMERICAN HOME MORTGAGE HOLDINGS, INC.,   :   Case No. 07-[    ] (   )
a Delaware corporation, et al.,          :
                                         :   Jointly Administered
        Debtors.                         :
---------------------------------------- X


CONSOLIDATED LIST OF CREDITORS HOLDING
40 LARGEST UNSECURED CLAIMS


American Home Mortgage Holdings, Inc. ("AHM Holdings"), a Delaware corporation, and certain of its direct and indirect affiliates and subsidiaries, the debtors and debtors in possession in the above cases (collectively, the "Debtors"),^1 filed a voluntary petition in this Court for relief under chapter 11 of the United States Bankruptcy Code, 11 U.S.C. Subsection 101, et seq. This list of creditors holding the 40 largest unsecured claims (the "Top 40 List") has been prepared on a consolidated basis, from the Debtors' books and records as of August 3, 2007. The Top 40 List was prepared in accordance with rule 1007(d) of the Federal Rules of Bankruptcy Procedure for filing in the Debtors' chapter
11 cases. The Top 40 List does not include: (1) persons who come within the definition of an "insider" set forth in 11. U.S.C. Section 101(31); or (2) secured creditors, unless the value of the collateral is such that the unsecured deficiency places the creditor among the holders of the 40 largest unsecured claims. The information presented in the Top 40 List shall not constitute an admission by, nor is it binding on, the Debtors. The information presented herein, including, without limitation (a) the failure of the Debtors to list any claim as contingent, unliquidated, disputed or subject to a setoff or (b) the listing of any claim as unsecured, does not constitute an admission by the Debtors that the secured lenders listed hold any deficiency claims, nor does it constitute a waiver of the Debtors' rights to contest the validity, priority, nature, characterization and/or amount of any claim.

 1 The Debtors in these cases, along with the last four digits of each Debtor's federal tax identification number, are: AHM Holdings (6303); American Home Mortgage Investment Corp. ("AHM Investment"), a Maryland corporation (3914); American Home Mortgage Acceptance, Inc. ("AHM Acceptance"), a Maryland corporation (1979); American Home Mortgage Servicing, Inc. ("AHM Servicing"), a Maryland corporation (7267); American Home Mortgage Corp. ("AHM Corp."), a New York corporation (1558); American Home Mortgage Ventures LLC ("ARM Ventures"), a Delaware limited liability company (1407); Homegate Settlement Services, Inc. ("Homegate"), a New York corporation (7491); and Great Oak Abstract Corp. ("Great Oak"), a New York corporation (8580). The address for all of the Debtors is 538 Broadhollow Road, Melville, New York 11747, except for AHM Servicing, whose address is 4600 Regent Blvd., Suite 200, Irving, Texas 75063.

(page)


Rank      Name of creditor           Telephone number and                     Nature of          Indicate if          Amount of
                                   complete mailing address,                claim (trade           claim is           claim [if
                                    including zip code, of                   debt, bank          contingent,        secured also
                                      employee, agent, or                       loan,          unliquidated,       state value of
                                    department of creditor                   government          disputed or          security]
                                  familiar with claim who may              contract, etc.)       subject to
                                         be contacted                                              setoff^1

                                                                                                     U
                                                                                                     N
                                                                                                 C   L
                                                                                                 O   I    D
                                                                                                 N   Q    I
                                                                                                 T   U    S
                                                                                                 I   I    P
                                                                                                 N   D    U
                                                                                                 G   A    T
                                                                                                 E   T    E
                                                                                                 N   E    D
                                                                                                 T   D

 1        Deutsche Bank            31 West 52nd Street                     Loan                      X               Unliquidated
                                   3rd Floor NYC01-0304                    Repurchase
                                   New York, NY 10019                      Request
                                   Tel: (212) 250-7675
                                   Fax: (212) 797-0521

 2        Wilmington Trust         Rodney Square North,                    Convertible               X               Unliquidated
          Company, as              100 North Market Street,                Trust
          Debenture Trustee        Wilmington, Delaware 19890              Preferred -
                                   Telecopy: (302) 636-4140                AHM Capital
                                   Telephone: (302) 651-1000               Trust I
                                   Attention: Corporate Capital
                                   Markets - AHM Capital Trust I

 3        JPMorgan Chase           194 Wood Avenue South                   Loan                      X               Unliquidated
          Bank, NA                 Floor 3                                 Repurchase
                                   Iselin, NJ 08830                        Request
                                   Tel: (732) 452-8781
                                   Fax: (732) 352-7511

 4        Countrywide Capital      20 N. Acoma Blvd.                       Loan                      X               Unliquidated
                                   Lake Havasu City, AZ 86403              Repurchase
                                   Tel: (928) 505-1628                     Request
                                   Fax: (928) 505-4466

 5        Wilmington Trust         Rodney Square North, 1100               Trust Preferred           X               Unliquidated
          Company, as              North Market Street,                    - Baylis Trust
          Trustee                  Wilmington, Delaware 19890-             III
                                   0001
                                   Attn: Corporate Capital Markets

 6        Bank of America,         901 Main Street, 66th Fl.               Loan                      X               Unliquidated
          N.A.                     Dallas, TX 75202                        Repurchase
                                   Tel: (214) 209-9170                     Request
                                   Fax: (214) 209-0338

 7        JPMorgan Chase           600 Travis, 50th Floor                  Trust Preferred           X               Unliquidated
          Bank, National           Houston, Texas 77019                    - Baylis Trust I
          Association, as          Attn: Institutional Trust Services
          Trustee                  - Baylis Trust I

 8        JPMorgan Chase           600 Travis, 50th Floor,                 Trust Preferred           X               Unliquidated
          Bank, National           Houston, Texas 77019                    - Baylis Trust II
          Association, as          Attn: Institutional Trust Services
          Trustee                  - Baylis Trust II

 9        JPMorgan Chase           600 Travis, 50th Floor,                 Trust Preferred           X               Unliquidated
          Bank, National           Houston, Texas 77019                    - Baylis Trust
          Association, as          Attn: Institutional Trust Services      IV
          Trustee                  - Baylis Trust IV

10        JPMorgan Chase           600 Travis, 50th Floor, Houston,        Trust Preferred           X               Unliquidated
          Bank, National           Texas 77002, Attn: Baylis Trust         - Baylis Trust
          Association, as          V, Madassir Mohamed                     V
          Trustee                  tel: (713) 216-2826

11        Citigroup                390 Greenwich Street, 6th Fl.           Loan                      X               Unliquidated
                                   New York, NY 10013                      Repurchase
                                   Tel: 212-733-6353                       Request
                                   Fax: 212-723-8613

12        Countrywide Capital      20 N. Acoma Blvd.                       Loan                      X               Unliquidated
                                   Lake Havasu City, AZ 86403              Repurchase
                                   Tel: (928) 505-1628                     Request
                                   Fax: (928) 505-4466

13        Morgan Stanley           1585 Broadway                           Loan                      X               Unliquidated
                                   New York, NY 10036                      Repurchase
                                   Tel: (212) 761-4000                     Request
                                   Fax: (212) 507 4622

14        Wells Fargo Bank,        919 North Market Street                 Trust Preferred           X               Unliquidated
          N.A., as Trustee         Suite 700                               - Baylis Trust
                                   Wilmington, Delaware 19801              VIII
                                   Attn: Corporate Trust
                                   Department - Baylis Trust VIII

15        SunTrust Asset           Mail Code 3950                          Loan                      X               Unliquidated
          Funding, LLC             303 Peachtree Street, 23rd Floor        Repurchase
                                   Atlanta, Georgia 30308                  Request
                                   Attn: Tony D. Atkins
                                   Tel: (404) 813-5244
                                   Fax: (404) 813-5000
                                   with a copy to:
                                   SunTrust Banks, Inc.
                                   303 Peachtree Street, 36th Floor
                                   Atlanta, Georgia 30308
                                   Attn: Woodruff A. Polk
                                   Tel: (404) 813-7094
                                   Fax: (404) 581-1637

16        Impac Funding            1401 Dove Street, Suite 100,            Loan                      X               Unliquidated
          Corporation              Newport Beach, CA 92660,                Repurchase
                                   Attn: Client Administration             Request
                                   Tel: (800) 597-4101
                                   Fax: (949) 260-4504

17        Wilmington Trust         Rodney Square North                     Trust preferred           X               Unliquidated
          Company, as              1100 North Market Street                - Baylis Trust
          Trustee                  Wilmington, Delaware  19890-            VI
                                   0001
                                   Attn: Corporate Capital Markets

18        Bear, Stearns &          Government Operations                   Master                    X               Unliquidated
          Co. Inc.                 1 Metrotech Center North                Repurchase
                                   7th Floor                               Agreement
                                   Brooklyn, New York 11201-
                                   3859
                                   Attn: Sr. Managing Director
                                   Tel: (212) 272-1203

19        Bank of America,         Agency Management                       Warehouse                 X               Unliquidated
          N.A.                     Mail Code: CA5-701-05-19                Facility
                                   1455 Market Street, 5th Floor
                                   San Francisco, CA 94103
                                   Attention: Anthea Del Bianco
                                   Vice President
                                   Telephone No.: (415) 436-2776
                                   Facsimile No.: (415) 503-5101

                                   Bank of America, N.A.
                                   Portfolio Management
                                   Mail Code: TXl-492-66-01
                                   901 Main Street, 66th Floor
                                   Dallas, TX 75202-3714
                                   Attention: Elizabeth Kurilecz
                                   Senior Vice President
                                   Telephone No.: (214) 209-0975
                                   Facsimile No.: (214) 209-1027

20        Citigroup Global         390 Greenwich Street, 6th Floor         Loan                      X               Unliquidated
          Markets Realty           New York, New York 10013                Repurchase
          Corp                     Attn: Peter Steinmetz                   Request

21        Bank of America,         Sears Tower                             Swap                      X               Unliquidated
          N.A.                     233 South Wacker Drive, Suite           Counterparty
                                   2800                                    (Commercial
                                   Chicago, IL 60606                       Paper Facility)
                                   Attention: Swap Operations
                                   Facsimile No.: 312-453-2787
                                   Bank of America, N.A., 1133
                                   Avenue of the Americas,
                                   17th Floor
                                   New York, NY 10036
                                   Attn: Ronald Jost
                                   Tel: 646-216-5311
                                   Fax: 646-733-4090

22        Wilmington Trust         Rodney Square North, 1100               Trust preferred           X               Unliquidated
          Company, as              North Market Street,                    - Baylis Trust
          Trustee                  Wilmington, Delaware 19890-             VII
                                   0001, Attn: Corporate Capital
                                   Markets

23        Wells Fargo              420 Montgomery Street                   Loan                      X               Unliquidated
                                   San Francisco, CA 94104                 Repurchase
                                                                           Request

24        Countrywide              20 N. Acoma Blvd.                       Loan                      X               Unliquidated
          Capital                  Lake Havasu City, AZ 86403              Repurchase
                                   Tel: (928) 505-1628                     Request
                                   Fax: (928) 505-4466

25        Nomura Credit &          2 World Financial Center,               Loan                      X               Unliquidated
          Capital, Inc.            Building B, 21st Floor, New             Repurchase
                                   York, New York 10281,                   Request
                                   Attn: Dante LaRocca, Managing
                                   Director; with a copy to NCCI
                                   Legal, 18th Floor
                                   Fax: (212) 667-1024

26        Liquid Funding,          Canon's Court                           Master                    X               Unliquidated
          Ltd.                     22 Victoria Street                      Repurchase
                                   Hamilton HM 12 Bermuda                  Agreement
                                   Attn: Corporate Secretary
                                   With a copy in all cases to: Bear
                                   Stearns Bank plc, Investment
                                   Manager of Liquid Funding,
                                   Ltd.,
                                   Block 8, Harcourt Centre
                                   Charlotte Way
                                   Dublin 2, Ireland
                                   Attn: Jerome Schneider /
                                   Patrick Phelan
                                   Tel: (353-1) 402-6358,
                                   Fax: (353-1) 402-6308

27        EMC                      383 Madison Avenue                      Loan                      X               Unliquidated
                                   New York, NY                            Repurchase
                                   Tel: 212) 272-6458                      Request
                                   Fax: (212) 272-7382

28        Greenwich Capital        600 Steamboat Road                      Loan                      X               Unliquidated
          Financial                Greenwich, Connecticut 06830            Repurchase
          Products, Inc.           Attn: Mortgage Finance                  Request
                                   With copies to: Greenwich
                                   Capital Financial Products, Inc.
                                   600 Steamboat Road
                                   Greenwich, Connecticut 06830
                                   Attn: Legal and to: Greenwich
                                   Capital Financial Products, Inc.,
                                   600 Steamboat Road
                                   Tel: (203) 625-2700

29        Lehman Brothers          745 Seventh Avenue                      Master                    X               Unliquidated
          Inc. and Lehman          28th Floor                              Repurchase
          Commercial Paper         New York, New York 10019                Agreement
          Inc.                     Attn: Robert Guglielmo, Senior
                                   Vice President
                                   Transaction Management
                                   Tel: (212) 526-7121
                                   Fax: (212) 526-7672

30        HSBC Bank                452 Fifth Avenue, 10th Fl.              Loan                      X               Unliquidated
                                   New York, NY 10018                      Repurchase
                                   Tel: (212) 525-5040                     Request
                                   Fax: (646) 366-3826

31        UBS                      1251 Avenue of the Americas             Loan                      X               Unliquidated
                                   New York, NY 10019                      Repurchase
                                   Tel: (212) 713-3734                     Request
                                   Fax: (212) 882-3597

32        Lehman Brothers          c/o Lehman Brothers                     Derivative                X               Unliquidated
          Special Financing,       Transaction Management                  Transaction
          Inc                      745 Seventh Avenue, 28th Floor         (Swap)
                                   New York, NY 10019
                                   Attn: Documentation Manager
                                   Tel: 212-526-7187
                                   Fax: 212-526-7672

33        FNMA                     3900 Wisconsin Avenue, NW               Loan                      X               Unliquidated
                                   Washington, DC 20016-2892               Repurchase
                                   Tel: (202) 752-7000 Request             Request

34        Washington               3200 Southwest Freeway                  Loan                      X               Unliquidated
          Mutual Bank, FA          Houston, TX 77027                       Repurchase
                                   Tel: (713) 543-6141                     Request
                                   Fax: (713) 543-6727

35        Luminent Mtg             Suite 1350 101 California St.           Loan                      X               Unliquidated
          (Barclays)               San Francisco CA 94111                  Repurchase
                                   Tel: (415) 217-4500                     Request

37        IndyMac Bank,            3465 East Foothill Boulevard,           Loan                      X               Unliquidated
          F.S.B.                   Pasadena, California 91107              Repurchase
                                                                           Request

38        Morgan Stanley           Transaction Management Group            Derivative                X               Unliquidated
          Capital Services         1585 Broadway                           Transaction
          Inc.                     New York, NY 10036-8293                 (Swap)
                                   Attn: Chief Legal Officer
                                   Fax: (212) 507 4622

39        Credit Suisse First      Eleven Madison Avenue                   Loan                      X               Unliquidated
          Boston                   New York, NY 10010                      Repurchase
                                   Tel: (212) 325-2000                     Request
                                   Fax: (212) 325-6665

40        GMAC                     600 Galleria Parkway, 15th Fl           Loan                      X               Unliquidated
                                   Atlanta, GA 30339                       Repurchase
                                   Tel: (678) 324-2146                     Request
                                   Fax: (770) 859-0148

1 As noted above, the Debtors reserve their rights to dispute the clainms on this schedule on any basis.




(page)


IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

---------------------------------------- X
In re:                                   :   Chapter 11
                                         :
AMERICAN HOME MORTGAGE HOLDINGS, INC.,   :   Case No. 07-[    ] (   )
a Delaware corporation, et al.           :
                                         :   Jointly Administered
        Debtors.                         :
---------------------------------------- X

DECLARATION CONCERNING THE DEBTOR'S CONSOLIDATED LIST OF CREDITORS HOLDING THE 40 LARGEST UNSECURED CLAIMS

I, Michael Strauss, Chief Executive Officer of American Home Mortgage Holdings, Inc., a Delaware corporation, and the entity named as the debtor in this case, declare under penalty of perjury under the laws of the United States of America that I have reviewed the foregoing Consolidated List of Creditors holding the 40 Largest Unsecured Claims submitted herewith and that the information contained therein is true and correct to the best of my information and belief.

Date: August 6, 2007

/s/ Michael Strauss
Michael Strauss
Chief Financial Officer


(page)

RESOLUTIONS OF BOARD OF DIRECTORS
OF AMERICAN HOME MORTGAGE SERVICING, INC.


The Board of Directors of American Home Mortgage Servicing, Inc. (the "Company"), a Maryland corporation, hereby adopts the following resolutions, as the action of the Board of Directors of the Company.

WHEREAS, the Board of Directors has reviewed and considered the financial and operational condition of the Company and the Company's business on the date hereof, including the historical performance of the Company, the assets of the Company, the current and long-term liabilities of the Company, the market for the Company's products and services, and mortgage industry and credit market conditions;

WHEREAS, the Board of Directors has received, reviewed and considered the recommendations of the senior management of the Company and the Company's legal, financial and other advisors as to the relative risks and benefits of pursuing a bankruptcy proceeding under the provisions of Chapter 11 of Title 11 of the United States Code;

NOW, THEREFORE, BE IT RESOLVED that, in the judgment of the Board of Directors, it is desirable and in the best interests of the Company, its creditors, stockholders and other interested parties, that a voluntary petition be filed by the Company under the provisions of Chapter 11 of Title 11 of the United States Code;

RESOLVED FURTHER that the officers of the Company be, and they hereby are, authorized to execute and file on behalf of the Company all petitions, schedules, lists and other papers or documents, and to take any and all action which they deem necessary or proper to obtain such relief;

RESOLVED FURTHER that the officers of the Company be, and they hereby are, authorized and directed to employ the law firm of Young Conaway Stargatt & Taylor, LLP as general bankruptcy counsel to the Company to represent and assist the Company in carrying out its duties under Title 11 of the United States Code, and to take any and all actions to advance the Company's rights, including the preparation of pleadings and filings in the Chapter 11 proceeding, and in connection therewith, the officers of the Company are hereby authorized and directed to execute appropriate retention agreements, pay appropriate retainers prior to and immediately upon the filing of the Chapter 11 case, and to cause to be filed appropriate applications for authority to retain the services of Young Conaway Stargatt & Taylor, LLP;

RESOLVED FURTHER that the officers of the Company be, and they hereby are, authorized and directed to enter into that certain management services agreement between Kroll Zolfo Cooper LLC and the Company, and pursuant thereto and hereto, Stephen F. Cooper and Kevin Nystrom, of Kroll Zolfo Cooper LLC, be and hereby are, authorized, empowered and directed to represent the Company, as its Chief Restructuring Officer and Director of Restructuring, respectively, in connection with any case commenced by it under the Bankruptcy Code;

RESOLVED FURTHER, that the officers of the Company be, and they hereby are, authorized and directed to employ Milestone Advisors, LLC, as investment banker, with regard to the Chapter 11 proceeding, and in connection therewith, the officers of the Company are hereby authorized and directed to execute appropriate retention agreements, pay appropriate


(page)


retainers prior to and immediately upon the filing of the Chapter 11 case, and to cause to be filed an appropriate application for authority to retain the services of Milestone Advisors, LLC;

RESOLVED FURTHER, that the officers of the Company be, and they hereby are, authorized and directed to employ Phoenix Capital, Inc., as investment banker, with regard to the Chapter 11 proceeding, and in connection therewith, the officers of the Company are hereby authorized and directed to execute appropriate retention agreements, pay appropriate retainers prior to and immediately upon the filing of the Chapter 11 case, and to cause to be filed an appropriate application for authority to retain the services of Phoenix Capital, Inc.;

RESOLVED FURTHER that the officers of the Company be, and they hereby are, authorized and directed to employ any other individual and/or firm as professionals or consultants or financial advisors to the Company as are deemed necessary to represent and assist the Company in carrying out its duties under Title 11 of the United States Code, and in connection therewith, the officers of the Company are hereby authorized and directed to execute appropriate retention agreements, pay appropriate retainers prior to and immediately upon the filing of the Chapter 11 case, and to cause to be filed an appropriate application for authority to retain the services of such firms;

RESOLVED FURTHER that the officers of the Company be, and they hereby are, authorized and empowered to obtain post-petition financing according to terms negotiated, or to be negotiated, by management of the Company, including under debtor-in-possession credit facilities or relating to the use of cash collateral; and to enter into any guarantees and to pledge and grant liens on its assets as may be contemplated by or required under the terms of such post-petition financing or cash collateral agreements; and in connection therewith, the officers of the Company are hereby authorized and directed to execute appropriate loan agreements, cash collateral agreements and related ancillary documents;

RESOLVED FURTHER that the officers of the Company be, and they hereby are, authorized and empowered for, in the name of, and on behalf of the Company, to take or cause to be taken any and all such other and further action, and to execute, acknowledge, deliver and file any and all such instruments as each, in his or her discretion, may deem necessary or advisable in order to carry out the purpose and intent of the foregoing resolutions; and

RESOLVED FURTHER that all of the acts and transactions relating to matters contemplated by the foregoing resolutions of management and members of the Board of Directors of the Company, in the name and on behalf of the Company, which acts would have been approved by the foregoing resolutions except that such acts were taken prior to the execution of these resolutions, are hereby in all respects confirmed, approved and ratified.

-2-

(page)


AMERICAN HOME MORTGAGE SERVICING, INC.
SECRETARIAL CERTIFICATE

The undersigned, Alan Horn, Secretary of American Home Mortgage Servicing, Inc. (the "Company"), a Maryland corporation, hereby certifies as follows:

1. I am the duly qualified and elected Secretary of the Company and, as such, am familiar with the facts herein certified, and I am duly authorized to certify same on behalf of the Company.

2. Attached hereto is a true and complete copy of the Resolutions of the Board of Directors of the Company, duly adopted at a properly convened meeting of the Board of Directors on August 5, 2007, by unanimous vote of the directors, in accordance with the by-laws of the Company.

3. Such resolutions have not been amended, altered, annulled, rescinded or revoked and are in full force and effect as of the date hereof. There exist no other subsequent resolutions of the Board of Directors of the Company relating to the matters set forth in the resolutions attached hereto.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the 5th day of August, 2007.


/s/ Alan Horn
Alan Horn
Secretary